                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. (“BKN”)
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. (“BRM”)
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. (“BFC”)
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST (“BRF”)
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. (“BLN”)
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. (“BCT”)
THE BLACKROCK INCOME TRUST INC. (“BKT”)
THE BLACKROCK HIGH YIELD TRUST (“BHY”)
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. (“BMN”)
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RAA”)
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST (“RFA”)
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RNJ”)
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RNY”)
THE BLACKROCK INCOME OPPORTUNITY TRUST INC. (‘”BNA”)
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. (“BMT”)
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST (“BPS”)
THE BLACKROCK STRATEGIC MUNICIPAL TRUST (“BSD”)
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST (“BBF”)
BLACKROCK MUNICIPAL INCOME TRUST (“BFK”)
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST (“BFZ”)
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (“BNJ”)
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST (“BNY”)
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST (“BJZ”)
BLACKROCK MUNICIPAL 2018 TERM TRUST (“BPK “)
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST (“BLH”)
BLACKROCK CORE BOND TRUST (“BHK”)
BLACKROCK STRATEGIC BOND TRUST (“BHD”)
BLACKROCK MUNICIPAL BOND TRUST (“BBK”)
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (“BZA”)
BLACKROCK FLORIDA MUNICIPAL BOND TRUST (“BIE”)
BLACKROCK MARYLAND MUNICIPAL BOND TRUST (“BZM”)
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (“BLJ”)
BLACKROCK NEW YORK MUNICIPAL BOND TRUST (“BQH”)
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (“BHV”)
BLACKROCK MUNICIPAL INCOME TRUST II (“BLE”)
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II (“BCL”)
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II (“BFY”)
BLACKROCK INSURED MUNICIPAL INCOME TRUST (“BYM”)
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST (“BCK”)
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST (“BAF”)
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST (“BSE”)
BLACKROCK PREFERRED OPPORTUNITY TRUST (“BPP”)
BLACKROCK LIMITED DURATION INCOME TRUST (“BLW”)
BLACKROCK MUNICIPAL 2020 TERM TRUST (“BKK”)
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST (“BFO”)
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST (“BDV”)
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST (“BDT”)
BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST (“BQY”)
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST (“BGT”)
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST (“BGR”)
BLACKROCK HEALTH SCIENCES TRUST (“BME”)
BLACKROCK HIGH INCOME SHARES (“HIS”)
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST (“BOE”)
BLACKROCK ENHANCED DIVIDEND ACHIEVERS (TM) TRUST (“BDJ”)
BLACKROCK WORLD INVESTMENT TRUST (“BWC”)
BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST (“BTA”)

BLACKROCK CLOSED-END FUNDS 100 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS/SHAREHOLDERS TO BE HELD ON AUGUST 23, 2006

     Notice is hereby given to the Stockholders/Shareholders of each of the BlackRock Closed-End Funds listed on Appendix A to the Proxy Statement accompanying this notice (collectively, the "Trusts") that:

     A Joint Special Meeting of Stockholders/Shareholders of the Trusts (the "Special Meeting") will be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York on Wednesday, August 23, 2006, at 2:00 p.m. (New York City time). For the sake of convenience and clarity, individual Trusts are identified throughout this notice and the attached Proxy Statement by their trading symbols. A list of the Trusts setting forth each Trust's full name and trading symbol and the proposals for which the shareholders of each Trust will vote is set forth in the Proxy Statement at page 3. The Special Meeting is being held for the following purposes:

  For shareholders of each Trust, to approve a new investment management agreement.
  For shareholders of each of the Trusts that have entered into a sub-advisory agreement, to approve a new investment sub-advisory agreement.
  To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS THE CASE MAY BE (THE "DIRECTORS" OR THE "BOARD"), OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

     We encourage you to contact The Altman Group toll free at 1-800-820-2412 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

     The Board of each Trust has fixed the close of business on June 5, 2006 as the record date for the determination of Stockholders/Shareholders entitled to notice of, and to vote at, the Special Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet (for those Trusts that permit voting by telephone or Internet) so you will be represented at the Special Meeting.

By order of the Board of each Trust
Vincent B. Tritto, Secretary of each Trust
New York, New York June 23, 2006

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. (NOT EVERY TRUST PERMITS VOTING BY INTERNET AND TELEPHONE. PLEASE CHECK YOUR PROXY CARD.) IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD OR VOTE BY INTERNET OR TELEPHONE TODAY.

2

BLACKROCK CLOSED-END FUNDS
PROXY STATEMENT
FOR
JOINT SPECIAL MEETING OF STOCKHOLDERS/SHAREHOLDERS
TO BE HELD ON AUGUST 23, 2006

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Stockholders/Shareholders ("Notice of Special Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact The Altman Group toll-free at 1-800-820-2412.

     This Proxy Statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each Trust (as defined in the Notice of Special Meeting) of proxies to be voted at the Joint Special Meeting of Stockholders/Shareholders of the Trusts to be held on Wednesday, August 23, 2006, and any adjournment or postponement thereof (the "Special Meeting"). The Special Meeting will be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York, on August 23, 2006, at 2:00 p.m. (New York City time). As used in the Notice of Special Meeting and as used herein, the term "Board of Directors" shall include Boards of Trustees, "Directors" shall include Trustees, the term "shareholders" shall include stockholders and the term "share" shall include stock where the use of the terms "Board of Trustees" or "Trustees" or "stockholders" or "stock" would otherwise be appropriate. This Proxy Statement, the Notice of Special Meeting and the enclosed proxy card are first being sent to the Trusts' shareholders on or about June 23, 2006.

Questions and Answers About our Special Meeting

The following questions and answers provide brief answers to frequently asked questions concerning our special meeting. These questions and answers do not, and are not intended to, address all questions that may be important to you. You should read the remainder of this proxy statement carefully, including all of the appendices.

* WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

     BlackRock, Inc. ("BlackRock") is the parent company of each Trust's investment advisor and, if applicable, sub-advisor. BlackRock Advisors, Inc. (the "Advisor") is the investment advisor for each Trust. BlackRock Financial Management, Inc. or, in the case of BGR, State Street Research & Management Company (each, a "Sub-Advisor"), is the sub-advisor for each Trust that has a sub-advisor. The Advisor and the Sub-Advisors sometimes are referred to herein collectively as the "Advisors." On February 15, 2006, BlackRock and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced that they had entered into an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion of assets under management (the "Transaction"). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Although BlackRock has informed the Directors that it does not believe the Transaction will be an assignment of the Trusts' current investment management agreements or sub-advisory agreements under the Investment Company Act of 1940 (the "1940 Act"), it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each current agreement. Due to this uncertainty, each Trust is submitting a new investment management agreement and, if applicable, new sub-advisory agreement to its shareholders to prevent any potential disruption in the Advisor's and, if applicable, the Sub-Advisor's ability to continue to provide services to the Trusts after completion of the Transaction. The new agreements will be effective upon completion of the Transaction or, if the Transaction is not completed, at such time as the Board determines.

* WHAT IS THE RATIONALE FOR THE TRANSACTION?

     The combination of BlackRock and MLIM will form one of the world's preeminent, diversified global money management organizations with approximately $1 trillion of assets under management. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-United States markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The combination also will create operating efficiencies and the new company will offer BlackRock's clients enhanced portfolio management capabilities.

* HOW WILL THE TRANSACTION POTENTIALLY BENEFIT ME?

The new company will have greater resources to serve your investment needs.

* HOW DOES THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT DIFFER FROM MY TRUST'S CURRENT AGREEMENT?

     The advisory fees payable by each Trust to the Advisor and the services provided under the new investment management agreements are identical to those under the current agreements. While the other terms of the new investment management agreements generally are substantially similar to those of the current agreements, certain revisions have been made in the new investment management agreements in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds. These revisions are described in this Proxy Statement.

* HOW DOES THE PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT, IF APPLICABLE, DIFFER FROM MY TRUST'S CURRENT AGREEMENT?

     The advisory fees payable by the Advisor to the Sub-Advisor and the services provided under each new sub-advisory management agreements are identical to those under the current agreements. While the other terms of the new investment sub-advisory agreements generally are substantially similar to those of the current agreements, certain revisions have been made in the new sub-advisory agreements in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds. These revisions are described in this Proxy Statement.

* WILL MY TRUST'S FEES FOR ADVISORY OR SUB-ADVISORY SERVICES INCREASE?

     No. The fees payable under your current investment management agreement and, if applicable, sub-advisory agreement will remain the same under the new agreements.

* WILL THERE BE ANY CHANGES TO THE PERSONS MANAGING MY TRUST FOLLOWING THE TRANSACTION?

     BlackRock has advised the Board of each Trust that, in the course of combining the investment management operations of BlackRock and MLIM, some changes to portfolio managers or portfolio management teams will occur for some Trusts, subject to the consent of the Board and appropriate notice to shareholders, and that in other cases the current portfolio managers or management teams will remain in place. Those changes that BlackRock currently intends to propose to the Boards are described in this Proxy Statement.

* WHAT AM I BEING ASKED TO VOTE "FOR" IN THIS PROXY?

You are being asked to vote in favor of proposals to:
1.	Approve a new investment management agreement with the Advisor for your Trust. This new investment management agreement will take effect when the combination of Merrill Lynch's investment management business with BlackRock is completed or, if the Transaction is not completed, at such time as the Board determines.

2.	Approve a new investment sub-advisory agreement, if applicable, with the Sub-Advisor for your Trust. This new investment sub-advisory agreement will take effect when the combination of Merrill Lynch's investment management business with BlackRock is completed or, if the Transaction is not completed, at such time as the Board determines.

     A list of the Trusts setting forth each Trust's full name and trading symbol as well as a summary of proposals and Trusts affected is set forth below:

		PROPOSAL NO. 1	PROPOSAL NO. 2
		TO APPROVE NEW	TO APPROVE NEW INVEST-
		INVESTMENT	MENT SUB-
	TRADING	MANAGEMENT	ADVISORY
NAME	SYMBOL	AGREEMENT	AGREEMENT[1]

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.	BKN	√

THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.	BRM	√

THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM	BFC	√
TRUST INC.

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST	BRF	√

THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST	BLN	√
INC.

THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST	BCT	√	√
INC.

THE BLACKROCK INCOME TRUST INC.	BKT	√	√

THE BLACKROCK HIGH YIELD TRUST	BHY	√	√

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.	BMN	√

THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL	RAA	√
TRUST INC.

THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL	RFA	√
TRUST

THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL	RNJ	√
TRUST INC.

THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL	RNY	√
TRUST INC.

THE BLACKROCK INCOME OPPORTUNITY TRUST INC.	BNA	√	√

THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.	BMT	√

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST	BPS	√	√

THE BLACKROCK STRATEGIC MUNICIPAL TRUST	BSD	√	√

BLACKROCK FLORIDA MUNICIPAL INCOME TRUST	BBF	√	√

BLACKROCK MUNICIPAL INCOME TRUST	BFK	√	√

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST	BFZ	√	√

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST	BNJ	√	√

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST	BNY	√	√

BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST	BJZ	√	√

BLACKROCK MUNICIPAL 2018 TERM TRUST	BPK	√	√

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST	BLH	√	√

BLACKROCK CORE BOND TRUST	BHK	√	√

BLACKROCK STRATEGIC BOND TRUST	BHD	√	√

BLACKROCK MUNICIPAL BOND TRUST	BBK	√	√

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST	BZA	√	√

BLACKROCK FLORIDA MUNICIPAL BOND TRUST	BIE	√	√

BLACKROCK MARYLAND MUNICIPAL BOND TRUST	BZM	√	√

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST	BLJ	√	√

BLACKROCK NEW YORK MUNICIPAL BOND TRUST	BQH	√	√

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST	BHV	√	√

BLACKROCK MUNICIPAL INCOME TRUST II	BLE	√	√

1	Trusts designated in this column as voting on Proposal 2 have entered into a sub-advisory agreement and are referred to in the proxy statement as the "Sub-Advised Trusts".

		PROPOSAL NO. 1	PROPOSAL NO. 2
		TO APPROVE NEW	TO APPROVE NEW INVEST-
		INVESTMENT	MENT SUB-
	TRADING	MANAGEMENT	ADVISORY
NAME	SYMBOL	AGREEMENT	AGREEMENT[1]

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II	BCL	√	√

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II	BFY	√	√

BLACKROCK INSURED MUNICIPAL INCOME TRUST	BYM	√	√

BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST	BCK	√	√

BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST	BAF	√	√

BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST	BSE	√	√

BLACKROCK PREFERRED OPPORTUNITY TRUST	BPP	√	√

BLACKROCK LIMITED DURATION INCOME TRUST	BLW	√	√

BLACKROCK MUNICIPAL 2020 TERM TRUST	BKK	√	√

BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST	BFO	√	√

BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST	BDV	√	√

BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST	BDT	√	√

BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED	BQY	√	√
TRUST

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST	BGT	√	√

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST	BGR	√	√

BLACKROCK HEALTH SCIENCES TRUST	BME	√

BLACKROCK HIGH INCOME SHARES	HIS	√	√

BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST	BOE	√

BLACKROCK ENHANCED DIVIDEND ACHIEVERS (TM) TRUST	BDJ	√	√

BLACKROCK WORLD INVESTMENT TRUST	BWC	√	√

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST	BTA	√	√

1	Trusts designated in this column as voting on Proposal 2 have entered into a sub-advisory agreement and are referred to in the proxy statement as the "Sub-Advised Trusts".

* WHO IS ASKING FOR YOUR VOTE?

     The enclosed proxy is solicited by the Board of each Trust for use at the Special Meeting to be held on Wednesday, August 23, 2006, and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting. The Notice of Special Meeting, the proxy and this Proxy Statement are being mailed on or about June 23, 2006.

* HOW DOES THE BOARD SUGGEST I VOTE IN CONNECTION WITH THE NEW INVESTMENT MANAGEMENT AGREEMENT AND, IF APPLICABLE, THE NEW INVESTMENT SUB-ADVISORY AGREEMENT?

     After careful consideration, the Board of each Trust unanimously recommends that you vote FOR the approval of the new investment management agreement and, if applicable, the new investment sub-advisory agreement.

* WILL MY VOTE MAKE A DIFFERENCE?

     Yes! Your vote is important and is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Trust.

* IS THE TRUST PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THESE PROXY MATERIALS?

No, all costs will be borne by Merrill Lynch whether or not the proposals are successful.

* WHOM DO I CALL IF I HAVE QUESTIONS?

     If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call The Altman Group at 1-800-820-2412.

* HOW DO I VOTE MY SHARES?

     You can vote your shares by attending the Special Meeting, or if you do not expect to attend, by completing and signing the enclosed proxy card(s), and mailing it or them in the enclosed postage-paid envelope. Alternatively, if your Trust permits it, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

     A proxy card is enclosed with respect to each Trust in which you own shares. If you own shares in more than one Trust, please complete EACH enclosed proxy card in full. Properly executed proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Except as otherwise described below, properly executed proxy cards that do not give specific direction with respect to specific proposals will be voted FOR Proposals 1 and 2, if applicable, and in the best judgment of the named proxies as to any other matters.

     Votes cast in person or by proxy at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting with respect to each Trust. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

     In the event that a quorum is not present at the Meeting with respect to one or more Trusts, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Trusts to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the respective Trust represented at the Meeting in person or by proxy. In the event a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote FOR adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders. In the event a quorum is present, but sufficient votes to approve a proposal are not received, the persons named as proxies will vote those proxies FOR adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders, provided that they will vote AGAINST adjournment for any shares that had voted against the proposal. A shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

     Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The New York Stock Exchange (the "NYSE") may take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's shares on any of the proposals. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal. If any other business is brought before your Trust's Special Meeting, your shares will be voted at your proxy holder's discretion.

     Some broker-dealers are affiliates of BlackRock and Merrill Lynch and therefore have an interest in the outcome of the voting on the new investment advisory agreements in Proposal 1 and the new sub-advisory agreements in Proposal 2, if applicable, and stand to benefit if these proposals are approved. With respect to any shares for which a BlackRock- or Merrill Lynch-affiliated service organization that is not a member of the NYSE (such as a bank or other entity acting as a trustee) is the holder of record and for which it does not receive voting instructions from its customers, such service organization may to the extent permitted by law vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

     If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your shares to be voted.

* MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY?

     Yes. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust by delivering a subsequently dated proxy or by attending and voting at the Special Meeting.

* WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of each Trust at the close of business on June 5, 2006 are entitled to be present and to vote at the Special Meeting or any adjourned or postponed meeting. Each common share and each preferred share, if any, is entitled to one vote.

* HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

Appendix C sets forth the number of outstanding shares for each Trust at the close of business on June 5, 2006.

* WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE SPECIAL MEETING?

     The holders of a majority of outstanding common shares and preferred shares, if any, taken together, of each Trust present at the Special Meeting in person or by proxy will constitute a quorum for each proposal.

* WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     To become effective with respect to a particular Trust, each Proposal must be approved by a vote of a majority of the outstanding voting securities of that Trust. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Trust entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon.

* WHY DOES THIS PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

     The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and one special meeting. In the event that any shareholder present at the Special Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust's meeting to a time immediately after the Special Meeting so that such Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

The Proposals

* FIRST PROPOSAL: TO APPROVE NEW INVESTMENT MANAGEMENT AGREEMENTS

     At the Special Meeting, you will be asked to approve a new investment management agreement between each Trust in which you own shares and the Advisor (each, a "New Management Agreement" and, collectively, the "New Management Agreements"). The Advisor is responsible for the overall investment management of each Trust. A general description of the proposed New Management Agreements and a comparison of the proposed New Management Agreements and the investment management agreements currently in effect for each Trust (each, a "Current Management Agreement" and, collectively, the "Current Management Agreements") are included below. The form of New Management Agreement is attached hereto as Appendix D. The date of the Current Management Agreement applicable to each Trust and the date on which it was last approved by shareholders are provided in Appendix E. As described below, each Current Management Agreement was last approved for continuance by the Board on May 23, 2006, except the Current Management Agreement for BTA was approved on January 17, 2006.

DESCRIPTION OF THE TRANSACTION

     On February 15, 2006, BlackRock, the parent company of the Advisor and the Sub-Advisors, and Merrill Lynch announced that they had entered into an agreement pursuant to which Merrill Lynch would contribute its investment management business, MLIM, to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch will own no more than 49.8% of the total issued and outstanding capital stock of the new company and it will own no more than 45% of the new company's common stock, and The PNC Financial Services Group, Inc. ("PNC"), which currently holds a majority interest in BlackRock, will retain approximately 34% of the new company's common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock's board. Completion of the transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

     Although BlackRock has informed the Directors that it does not believe the Transaction will be an assignment of the Current Management Agreements under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each Current Management Agreement. Due to this uncertainty, each Trust is submitting its New Management Agreement to shareholders to prevent any potential disruption in the Advisor's ability to continue to provide services to the Trusts after completion of the Transaction. The New Management Agreements will be effective upon the completion of the Transaction or, if the Transaction is not completed, at such time as the Board determines.

     Members of the Boards met on February 23, 2006, April 21, 2006 and May 23, 2006 for the purpose of, among other things, discussing the impact of the Transaction on the Advisors and the Trusts and considering whether it would be in the best interests of each Trust and its shareholders to approve a New Management Agreement between each Trust and the Advisor. At those Board meetings, and for the reasons discussed below (see "Board Considerations" below), the Boards, including a majority of the Board Members who are not "interested persons" of the Trusts or the Advisor as defined in the 1940 Act (the "Independent Directors"), unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders of the respective Trust in order to assure continuity of investment advisory services to the Trusts after the Transaction. In the event shareholders of a Trust do not approve its New Management Agreement, the respective Board will take such action as it deems to be in the best interests of the Trust and its shareholders.

SECTION 15(F) OF THE 1940 ACT

     BlackRock and Merrill Lynch have agreed to conduct their respective businesses (and use reasonable best efforts to cause their respective affiliates) to enable the conditions of Section 15(f) of the 1940 Act to be true in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to the BlackRock funds to the extent it is determined the Transaction is an assignment under the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following completion of the Transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment advisor or predecessor advisor. Each Trust currently meets this test. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) of such an advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

THE NEW MANAGEMENT AGREEMENTS

     The fees payable by each Trust under each New Management Agreement will be the same as the fees currently payable by each Trust under each Current Management Agreement. In addition, the Advisor has assured the Board that it will continue to provide the same level of advisory and management services to each Trust under the New Management Agreements as provided under the Current Management Agreements. The Current Management Agreements pursuant to which the Trusts receive investment management services are substantially similar to one another, except that the fees paid by the Trusts for management services vary from Trust to Trust.

COMPARISON OF CURRENT MANAGEMENT AGREEMENTS TO THE NEW MANAGEMENT AGREEMENTS

     Set forth below is a general description of the terms of the New Management Agreements and a comparison with the terms of the Current Management Agreements. A copy of the form of New Management Agreement is included in this Proxy Statement as Appendix D and you should refer to Appendix D for the complete terms of the New Management Agreements.

     Fees. There is no change in the fees payable by any Trust to the Advisor for investment management services under its New Management Agreement. The current fee schedule for investment management services for each Trust is set forth in Appendix E.

     Investment Management Services. Each New Management Agreement provides that, subject to the supervision of the Board, the Advisor will regularly provide the Trusts with investment research, advice, management and supervision; will furnish a continuous investment program for the respective Trust consistent with its investment objectives, policies and restrictions; will determine from time to time what securities and other investments will be purchased, retained or sold by the Trusts; and will implement those decisions, all subject to the provisions of the Trust's governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Board and disclosed to the Advisor. Each Current Management Agreement contains similar provisions.

     Brokerage Transactions. As noted above, under each Trust's New Management Agreement, the Advisor is authorized to place orders pursuant to its investment determinations for the purchase and sale of securities. These orders may be placed either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, each New Management Agreement states that the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may, subject to the approval of the Trust's Board, select brokers on the basis of the research, statistical and pricing services they provide to a Trust and other clients of the Advisor or a Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the New Management Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of the Advisor and Sub-Advisors to the Trust and their other clients and that the total commissions paid by each Trust will be reasonable in relation to the benefits to such Trust over the long-term. In no instance, however, will a Trust's securities be purchased from or sold to the Advisor, the Sub-Advisors or any affiliated person thereof, accept to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Trust is affiliated. Each Current Management Agreement contains similar provisions, although it is silent on the Advisor's use of affiliated brokers and dealers. The Current Management Agreements contain a provision permitting the Advisor to take into account the sale of shares of a Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers, provided certain requirements were satisfied. This provision has been omitted from the New Management Agreements.

     Exclusivity of Services. Each Advisor's services under the New Management Agreements are not deemed to be exclusive, and each Advisor is free to render similar services to others so long as its services under the New Management Agreements are not impaired. Each Current Management Agreement contains a similar provision.

     Appointment of Sub-Advisors. Each New Management Agreement expressly states that the Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to any Trust. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law. Under current rules and SEC interpretations under the 1940 Act, the Advisor would be permitted, without shareholder approval, to hire and fire sub-advisors pro-

vided each sub-advisor was controlled by, controlling or under common control with the Advisor. The Current Management Agreements are silent on such authority.

     Payment of Expenses. The New Management Agreements require the Advisor to bear all costs and expenses incurred in connection with its duties thereunder, except that the Board may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (including, without limitation, compliance matters) (other than the provision of investment advisory services) of all personnel employed by the Advisor who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor. Each Current Management Agreement contains similar provisions, but does not explicitly identify compliance matters.

     Indemnity. The New Management Agreements require that each Trust, subject to the prior consent of the Board, including a majority of the Independent Directors in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, indemnify the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Trust, subject to certain limitations and conditions. Each Current Management Agreement contains similar provisions.

     Limitation on Liability. Under each New Management Agreement, the Advisor is not liable for any error of judgment or mistake of law, or for any loss suffered by a Trust in connection with its performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. Each Current Management Agreement contains similar provisions.

     Term and Continuance. If approved by shareholders of a Trust, the New Management Agreement for the Trust will terminate, unless sooner terminated as set forth therein, two years from the date of implementation, unless continuance is specifically approved by (i) the Board or (ii) a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust, provided that in either event the continuance is also approved by a majority of the Independent Directors. Thereafter, if not terminated, each New Management Agreement will continue in effect from year to year if its continuance is re-approved annually as described above. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the contracts differ, and the initial term has elapsed in most cases.

     Termination. The New Management Agreement for each Trust provides that it may be terminated at any time without the payment of any penalty by the Trust upon not more than 60 days' notice to the Advisor or by the Advisor upon not less than 60 days' written notice to the Trust. A Trust may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Trust, accompanied by appropriate notice. Both the Current Management Agreement and the New Management Agreement will terminate automatically in the event of their "assignment" (as defined in the 1940 Act). The Current Management Agreements contain similar termination provisions.

Choice of Law. Both the New Management Agreements and Current Management Agreements are governed by Delaware law.

     Use of BlackRock Name. Each New Management Agreement explicitly states that the Advisor has consented to the use by each Trust of the BlackRock name and that such consent is conditioned upon the employment of the Advisor as the investment adviser to such Trust. Under the New Management Agreements, the Advisor may require a Trust to cease using "Black-Rock" in its name if such Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust. The Current Management Agreement contains similar provisions.

BOARD CONSIDERATIONS

     The Current Management Agreements and the Current Sub-Advisory Agreements (defined below) sometimes are referred to herein collectively as the "Current Agreements". The New Management Agreements and the New Sub-Advisory Agreements (defined below) sometimes are referred to herein collectively as the "New Agreements". The Current Agreements and the New Agreements sometimes are referred to herein collectively as the "Agreements".

     Under the 1940 Act, the continuation of the Agreements is required to be approved annually by the Boards, including the Independent Directors. At a meeting held on May 23, 2006, the Board of each Trust, including the Independent Directors, met to consider the annual continuation of each Current Agreement, other than the Current Agreements for BTA which were not required to be continued at the meeting because BTA is a new Trust. The Boards first considered the annual continuation of each Current Agreement without considering the impending Transaction because the Current Agreements needed to be reapproved whether or not the Transaction closes. Accordingly, it was appropriate to review each Current Agreement without considering the impending Transaction, and then to separately consider the impact of the Transaction on the Current Agreements.

     At the meeting on May 23, 2006, the Board of each Trust, including the Independent Directors, unanimously approved the continuance of each Current Management Agreement and, if applicable, Current Sub-Advisory Agreement for each Trust and then approved a New Management Agreement and a New Sub-Advisory Agreement for each Trust.

Information Received by the Boards

     To assist each Board in its evaluation of the Current Agreements, the Independent Directors received information from BlackRock on or about April 22, 2006 which detailed, among other things: the organization, business lines and capabilities of the Advisors, including the responsibilities of various departments and key personnel and biographical information relating to key personnel; financial statements for BlackRock, Inc., The PNC Financial Services Group, Inc. and each Trust; the advisory and/or administrative fees paid by each Trust to the Advisors, including comparisons, compiled by an independent third party, with the management fees of funds with similar investment objectives ("Peers"); the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; the expenses of BlackRock in providing the various services; non-investment advisory reimbursements and "fallout" benefits to BlackRock; the expenses of each Trust, including comparisons of the respective Trust's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and each Trust's performance for the past one-, three-, five- and ten-year periods, when applicable, as well as each Trust's performance compared to its Peers. This information supplemented the information received by each Board throughout the year regarding each Trust's performance, expense ratios, portfolio composition, trade execution and compliance.

     In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Boards under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the boards in voting on advisory agreements.

     The Independent Directors reviewed this information and discussed it with independent counsel in executive session prior to the Board meeting. At the Board meeting on May 23, 2006, BlackRock made a presentation to and responded to additional questions from the Boards. After the presentations and after additional discussion the Boards considered each Agreement and, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the renewal of the Agreements.

Matters Considered by the Boards The Current Agreements

     In connection with their deliberations with respect to the Current Agreements, the Boards considered all factors they believed relevant with respect to each Trust, including the following: the nature, extent and quality of the services to be provided by the Advisors; the investment performance of each Trust; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Trusts; the extent to which economies of scale would be realized as the BlackRock closed-end fund complex grows; and whether BlackRock realizes other benefits from its relationship with the Trusts.

     Nature and Quality of Investment Advisory and Sub-Advisory Services. In evaluating the nature, extent and quality of the Advisors' services, the Boards reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Trust, narrative and statistical information concerning each Trust's performance record and how such performance compares to each Trust's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Boards noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Boards. The Boards further considered the quality of the Advisors' investment process in making portfolio management decisions. Given the Boards' experience with BlackRock, the Boards noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of BlackRock. The Boards also noted that the formation of Portfolio Review Committees and a Compliance Committee had helped the Boards to continue to improve their understanding of BlackRock's organization, operations and personnel.

     In addition to advisory services, the Independent Directors considered the quality of the administrative or non-investment advisory services provided to the Trusts. In this regard, the Advisors provide each Trust with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Trusts) and officers and other personnel as are necessary for the operations of the respective Trust. In addition to investment management services, the Advisors and their affiliates provide each Trust with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Trust web sites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). The Boards considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

     Investment Performance of the Trusts. As previously noted, the Boards received performance information regarding each Trust and its Peers. Among other things, the Boards received materials reflecting each Trust's historic performance and each Trust's performance compared to its Peers. More specifically, each Trust's one-, three-, five- and ten-year total returns (when applicable) were evaluated relative to its respective Peers (including the performance of individual Peers as well as the Peers' average performance).

     The Boards reviewed a narrative analysis of the third-party Peer rankings that was prepared by BlackRock at the Boards' request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons. In evaluating the performance information, in certain limited instances, the Boards noted that the Peers most similar to a given Trust still would not adequately reflect such Trust's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Trust's performance with that of its Peers. The Boards noted that, of the 55 Trusts with investment advisory agreements subject to re-approval at the meeting, four Trusts launched during 2005 had less than one full year of performance as of January 31, 2006 and concluded that a comparison of the investment performance of these Trusts to their Peers was not apposite. Of the remaining 51 Trusts, the Boards determined that the 12 Trusts with finite terms were not comparable to the Peers assigned to them by Lipper because, in accordance with their investment objectives, they manage their duration to reflect their finite lives. Because the portfolios of these 12 Trusts have a shorter duration than those of their Peers, they generally will have lower returns than their Peers, all other things being equal, in order to seek to return to investors their initial investment at the end of the life of these Trusts. The Boards also noted that each of these 12 Trusts performed at least as well as their benchmark in at least two periods in each of the past one-, three- and five-year periods.

     Of the 39 other Trusts, the Boards noted that 25 had performed better than or equal to the median of their Peers and benchmarks in each of the past one-, three- and five-year periods (if applicable). The Boards also noted that the remaining 14 Trusts had performed worse than the median of their Peers in at least one of these periods or worse than their applicable benchmark in more than one of these periods. The Boards considered the following reasons why these 14 Trusts may have underperformed their Peers or their benchmarks, but also noted that it is often difficult to determine why a Trust underperformed a Peer because it is difficult to obtain perfect information with respect to the Peers.

  Shorter Duration than Peers. The Boards of BKT, BHK, BNA, BKN, BPS, RAA, RFA, RNJ and RNY noted that these nine Trusts had under-performed their respective Peers or their benchmark for one or more periods. The Boards considered that, with respect to the Trusts in this category that invest primarily in municipal securities (BKN, BPS, RAA, RFA, RNJ, and RNY), the Advisor generally limits lengthening the duration of these Trusts in response to changing interest rate environments because the shorter duration bonds owned by these Trusts generally have yields higher than the coupons on longer duration bonds available in the market today. Accordingly, by retaining the short duration bonds currently in the portfolios of these Trusts, the Advisor believes it is better able to maintain the current dividend levels of these Trusts, albeit at the expense of a lower total return than they may have otherwise had with a longer duration portfolio. In addition, in a rising interest rate environment where the yield-curve is normal, the Advisor believes that the Trusts' respective portfolios will have less interest rate risk than a portfolio of longer duration bonds. Although the Advisors could not be certain, they believed BKT, BHK and BNA also under-performed their Peers because they had shorter durations than their Peers. The Board also noted that RFA had out-performed its benchmark for the one-year period, and that all other Trusts in this group had out-performed their benchmarks for at least two of the one-, three- or five-year periods. The Boards also noted that RAA, RFA, RNJ and RNY, whose total assets range from $22 to $30 million (as of February 28, 2006), are the smallest funds compared to each of their respective Peers and that their small size negatively affects their performance.

  Better Credit Quality. The Boards of BHD, BLW, BHY and HIS noted that these four Trusts had under-performed their respective Peers in one or more of these periods, but that they invest in relatively high quality debt because the Advisor has been concerned that relatively lower quality debt was not providing adequate returns for the increased risk present. The Boards noted that higher quality debt had been under-performing lower quality debt during 2005, reducing the Trusts' relative performance. The Boards also noted that the Advisor had been managing HIS only since March 2005 and restructured its portfolio through April 2005. The Boards also note that BHY had out-performed its benchmark for the three- and five-year periods, and that all other Trusts had out-performed their benchmarks for at least one of the one-, three-, or five-year periods.

  Irrelevant Peer Comparison. The Board of BDV noted that it had under-performed its Peers, but that a third-party service provider that selects the Peers had compared BDV with three Peers that mainly invest in (i) high-yield fixed-income securities, international equity and/or emerging market securities, (ii) a multi-strategy hedged investment program or (iii) large-cap stocks. In contrast, BDV primarily invests in large-cap value, but is limited in its stock selection to a subset of the companies appearing in the Mergent Dividend Achievers Index.

     After considering this information, the Boards concluded that the performance of each Trust, in light of and after considering the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust's Current Agreement should be renewed.

     Fees and Expenses. In evaluating the management fees and expenses that a Trust is expected to bear, the Boards considered each Trust's current management fee structure and the Trust's expected expense ratios in absolute terms as well as relative to the fees and expense ratios of applicable Peers. In reviewing fees, the Boards, among other things, reviewed comparisons of each Trust's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of the applicable Peers. The Boards also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the request of the Boards. This summary placed the rankings into context by analyzing various factors that affect these comparisons.

     The Boards noted that, of the 55 Trusts with investment advisory agreements subject to re-approval at the meeting, 29 Trusts pay fees lower than or equal to the median fees paid by their Peers in each of (i) contractual management fees payable by a Trust prior to any expense reimbursements or fee waivers ("contractual management fees"), (ii) actual management fees paid by a Trust after taking into consideration expense reimbursements and fee waivers ("actual management fees") and (c) total expenses. The remaining 26 Trusts (of which 13 have contractual management fees lower than or equal to the median) are worse than the median of their Peers in at least one of (a) contractual management fees, (b) actual management fees or (c) total expenses. The Board noted the following reasons why these 26 Trusts have contractual or actual management fees or total expenses higher than the median of their Peers:

  De minimis. The Boards of BPP, BOE, BCK, BFO, BRM, BLH, RNY, BIE, BBF, BBK and BFY noted that these Trusts pay actual management fees and/or incur total expenses that are no more than 4 bps (no more than 6%) higher than the median of their respective Peers. Nevertheless, all 11 of these Trusts have contractual management fees that are lower than or equal to the median of their peers. In addition, BFO, BLH and BFY incur total expenses that are lower than or equal to the median.
  Covered Call Strategy. The Boards of BGR, BME and BDJ noted that these Trusts pay contractual management fees, actual management fees and/or total expenses that are higher than the median of their respective Peers. With respect to BGR and BME, the Boards noted that these Trusts are the only ones of their Peers that employ covered calls as part of their main investment strategy. Similarly, the Board of BDJ noted that when it is compared with the only three of its Peers that employ covered calls as part of their main investment strategy, it has contractual and management fees that are better than or equal to two of those three Peers. The Board of BGR noted that it pays actual management fees and incurs total expenses that are better than or equal to the median, as it has a fee waiver structure in place through December 2012.
  Small Trusts. The Boards of (i) BCT, RAA, RFA and RNJ noted that the total assets of each of these four Trusts ranged from $14 to $43 million as of February 28, 2006, and that they incur total expenses that are higher than the median of their respective Peers and (ii) RFA noted that it pays actual management fees that are higher than the median of its peer group, but the difference is no more than 0.04% and therefore de minimis. The Boards noted that because these Trusts are small compared to their Peers, the fixed costs associated with operating these Trusts cause their total expenses to be higher than would be the case if the Trusts were larger. The Boards also noted that each of these Trusts has contractual management fees that are lower than or equal to the median of their respective peers.
  Fee Waivers. The Boards of BHD, BZM, BLJ and BHV noted that these four Trusts have contractual fees that are worse than the median of their respective peers. Nevertheless, these Trusts pay actual management fees and incur total expenses that are better than or equal to the median, as they have a fee waiver structure in place through as late as 2012.
  Advisor Incurred Greater Business Risk. The Board of BHY noted that it pays contractual and actual management fees, and incurs total expenses, that are higher than the median of its Peers.
  However, the Board of BHY also noted that the Advisor incurred substantially greater business risk in connection with the initial offering of shares of BHY, because the Advisor paid underwriting commissions on behalf of the investors in the initial public offering of BHY's common shares and determined that the Advisor was entitled to a higher fee to compensate it for this additional risk.
  Other Factors. The Boards of BNA, HIS and BFC noted that each of these Trusts pays actual management fees, incurs total expenses and/or has contractual management fees that are worse than the median of their Peers. The Boards noted that BNA has actual management fees and total expenses and that BFC has contractual management fees which are better or equal to the median of its peers and also noted that BlackRock has agreed to cap HIS's operating expenses.

     The Boards also compared the management fees charged to the Trusts by the Advisors to the management fees the Advisors charge other types of clients (such as open-end investment companies and separately managed institutional accounts). With respect to open-end investment companies, the management fees charged to the Trusts generally were higher than those charged to the open-end investment companies. The Boards also noted that the Advisors provide the Trusts with certain services not provided to open-end funds, such as leverage management in connection with the issuance of preferred shares, stock exchange listing compliance requirements, rating agency compliance with respect to the leverage employed by the Trusts and secondary market support and other services not provided to the Trusts, such as monitoring of subscriptions and redemptions. With respect to separately managed institutional accounts, the management fees for such accounts were generally lower than those charged to the comparable Trusts. The Boards noted, however, the various services that are provided and the costs incurred by the Advisors in managing and operating the Trusts. For instance, the Advisors and their affiliates provide numerous services to the Trusts that are not provided to institutional accounts including, but not limited to: preparing shareholder reports and communications, including annual and semi-annual financial statements; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; income monitoring; expense budgeting; preparing proxy statements; and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). Further, the Boards noted the increased compliance requirements for the Trusts in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts.

     In connection with the Boards' consideration of this information, the Boards reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to each Trust, the Boards concluded that the fees paid and expenses incurred by each Trust under its Current Agreements supports a conclusion that each Trust's Current Agreements should be renewed.

     Profitability. The Directors also considered BlackRock's profitability in conjunction with their review of fees. The Directors reviewed BlackRock's revenues, expenses and profitability margins on an after-tax basis. In reviewing profitability, the Directors recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Directors also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Boards also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

     The Boards recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Boards considered BlackRock's pre-tax profit margin compared to the pre-tax profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results. The comparison indicated that BlackRock's pre-tax profitability was in the second quartile of the fifteen companies compared (including BlackRock), with the most profitable quartile being ranked first and the least profitable quartile being ranked fourth.

     In evaluating the reasonableness of the Advisors' compensation, the Boards also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services. The Boards noted that these payments were less than the Advisors' costs for providing these services. The Boards also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive that are attributable to their management of the Trusts.

     In reviewing each Trust's fees and expenses, the Boards examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trusts' fee structures, for example through the use of breakpoints. In this connection, the Boards reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints, as closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards also noted that the one Trust that has a breakpoint in its fee structure, HIS, was inherited by BlackRock when it took over managing HIS from another manager and that BlackRock simply retained the structure it inherited. The information also revealed that only one closed-end fund complex used a complex-level breakpoint structure, and that this complex generally is homogeneous with regard to the types of funds managed and is about four times as large as the Trusts' complex.

     The Boards concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust's Current Agreements should be renewed.

     Other Benefits. In evaluating fees, the Boards also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Trusts. The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Trusts, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Trusts' shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Boards also considered the unquantifiable nature of these potential benefits.

     Miscellaneous. During the Boards' deliberations in connection with the Current Agreements, the Boards were aware that the Advisor pays compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of many of its closed-end funds, and to employees of the Advisors' affiliates that participated in the offering of such funds. The Boards considered whether the management fee met applicable standards in light of the services provided by the Advisors, without regard to whether the Advisors ultimately pay any portion of the anticipated compensation to the underwriters.

     Conclusion with respect to the Current Agreements. In reviewing the Current Agreements without considering the impending Transaction, the Directors did not identify any single factor discussed above as all-important or controlling. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Trust, was acceptable for each Trust and supported the Directors' conclusion that the terms of each Current Agreement were fair and reasonable, that the respective Trust's fees are reasonable in light of the services provided to the respective Trust, and that each Current Agreement should be approved.

The New Agreements

     Consequences of the Transaction. On February 23, 2006, April 21, 2006 and May 23, 2006, members of Black-Rock management made presentations on the Transaction to the Directors and the Directors discussed with management and amongst themselves management's general plans and intentions regarding the Trusts, including the preservation, strengthening and growth of BlackRock's business and its combination with MLIM's business. The Boards also inquired about the plans for and anticipated roles and responsibilities of certain BlackRock employees and officers after the Transaction. The Independent Directors also met in executive session to discuss the Transaction. After these meetings, BlackRock continued to update the Boards with respect to its plans to integrate the operations of BlackRock and MLIM and the potential impact of those plans on the Trusts as those plans were further developed.

     After considering and approving the Current Agreements, the Boards (including the Independent Directors) then considered the information received at these meetings and the consequences of the Transaction to each Trust, including, among other things:

     (i) that BlackRock, MLIM and their investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock advised the Boards that in connection with the closing of the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Furthermore, it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the Trusts, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place;

     (ii) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Trusts and their shareholders by the Advisors, including compliance services;

     (iii) that BlackRock advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect for certain of the Trusts;

     (iv) the experience, expertise, resources and performance of MLIM that will be contributed to BlackRock after the closing of the Transaction and their anticipated impact on BlackRock's ability to manage the Trusts;

     (v) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

     (vi) the potential effects of regulatory restrictions on the Trusts as a result of Merrill Lynch's equity stake in BlackRock after the Transaction;

     (vii) the fact that each Trust's aggregate investment advisory and sub-advisory fees will not increase by virtue of the New Agreements;

     (viii) the terms of the New Agreements, including the differences from the Current Agreements (see "Comparison of Current Management Agreements to the New Management Agreements" above);

     (xi) that the Trusts would not bear the costs of obtaining shareholder approval of the New Agreements; and

      (x) that BlackRock and Merrill Lynch have agreed to conduct their respective businesses (and use reasonable best efforts to cause their respective affiliates to conduct their respective businesses) to enable the conditions of Section 15(f) to be true in relation to any registered investment companies advised by MLIM and registered under the 1940 Act and have agreed to the same conduct in relation to the BlackRock registered investment companies to the extent it is determined the Transaction is an assignment under the 1940 Act.

     Nature and Quality of Investment Advisory and Sub-Advisory Services. The Boards considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the Advisors, the potential implications of regulatory restrictions on the Trusts following the Transaction and the ability of the Advisors to perform their duties after the Transaction. The Boards considered that the services to be provided and the standard of care under the New Agreements are the same as under the Current Agreements. The Boards also considered statements by management of BlackRock that, in connection with integrating the operations of the Advisors and MLIM, the objective was to preserve the best of both organizations in order to enhance Black-Rock's ability to provide investment advisory services following completion of the Transaction.

     The Boards noted that it is impossible to predict with certainty the impact of the Transaction on the nature, quality and extent of the services provided by the Advisors to the Trusts, but concluded based on the information currently available and in light of all of the current facts and circumstances that the Transaction is likely to provide the Advisors with additional resources with which to serve the Trusts and was not expected to adversely affect the nature, quality and extent of the services to be provided to the Trusts and their shareholders by the Advisors and was not expected to materially adversely affect the ability of the Advisors to provide those services.

     BlackRock currently intends that the portfolio managers for the Trusts will remain the same following completion of the Transaction, except that BlackRock intends to propose to the Boards that, following completion of the Transaction, a team primarily comprised of MLIM professionals will manage the portfolios of those Trusts that invest primarily in municipal securities. BlackRock informed the Boards of this proposal at the May 23 meetings of the Boards and discussed with the Boards the reasons for this proposed change. BlackRock also informed the Boards that it intends to provide additional information to the Boards with respect to this proposed change at the August meetings of the Boards for the Boards' consideration at that time. If the Boards approve this proposed change, the persons set forth on Appendix B would have primary responsibility for the Trusts set forth opposite their names and the following team members generally would oversee investment policies for those Trusts that invest primarily in municipal securities. This team is one of the largest managers of municipal debt with approximately $67.5 billion in assets under management as of March 31, 2006, including 31 closed-end investment companies with $16.2 billion in asssets, $8 billion in retail separate accounts and nine open-end mutual funds with $4.1 billion in assets.

  Robert A. DiMella. Mr. DiMella has been a Managing Director of MLIM since 2004 and was a Director from 2002 to 2004. He has been a portfolio manager with MLIM since 1993.
  William R. Bock. Mr. Bock has been a Director of MLIM since 2005, and was a Vice President from 1989 to 2005. Mr. Bock has been a portfolio manager with MLIM since 1989.
  Timothy T. Browse. Mr. Browse has been a Vice President (Municipal Tax-Exempt Fund Management) of and portfolio manager with MLIM since 2004. He was also Vice President, Portfolio Manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003.
  Theodore R. Jaeckel, Jr., CFA. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997. Mr. Jaeckel has been a portfolio manager with MLIM since 1991.
  Walter O'Connor. Mr. O'Connor has been a Managing Director of MLIM since 2003, was a Director of MLIM from 1998 to 2003 and was a Vice President of MLIM from 1992 to 1998.
  He has been a portfolio manager with MLIM since 1991.
  Robert D. Sneeden. Mr. Sneeden has been a Vice President of MLIM since 1998 and was an Assistant Vice President from 1994 to 1998. Mr. Sneeden has been a portfolio manager with MLIM since 1994.

If the respective Boards do not approve this proposed change, they intend to consider what other course of action would be best for the Trusts that primarily invest in municipal securities and their shareholders.

     Investment Performance of the Trusts. The Boards examined MLIM's investment performance with respect to its closed-end funds. The Boards noted the Advisors' and MLIM's considerable investment management experience and capabilities. The Boards considered this information together with the level of services expected to be provided to the Trusts. Although the Boards noted that it is impossible to predict the effect, if any, that consummation of the Transaction would have on the future performance of the Trusts, the Boards concluded that the information currently available, in light of all of the current facts and circumstances, supported approving the New Agreements.

     Fees. The Boards noted that the fees payable by the Trusts under the New Agreements are identical to the fees payable under the Current Agreements. The Boards also considered the fees paid by the MLIM closed-end funds. In light of (i) the Boards' approval of the fees paid by each Trust pursuant to the Current Agreements earlier at the May 23rd meeting, (ii) the fact that the Transaction would cause no change to the fees paid by any Trust and (iii) the Boards' earlier conclusion with respect to the services expected to be provided to the Trusts under the New Agreements, the Boards concluded that the fee structure under the New Agreements was reasonable.

     Profitability. Management of the Advisors stated to the Boards that, following the Transaction, the current intention is to continue to determine profitability and report profitability to the Boards in the same way as they did prior to the Transaction, subject to management's desire to preserve the best practices of MLIM. Management of the Advisors stated that any changes in the methods used to determine profitability and report profitability to the Board would be discussed with the Board. The Boards considered the potential for increased economies of scale as a result of the Transaction and whether any economies of scale should be reflected in the Trusts' fee structures. The Boards also considered that the process of integrating the operations of the Advisors and MLIM was in the early stages and that considerable expense would be incurred in connection with integrating such operations, all of which made it difficult to conclude that economies of scale would be realized as a result of the Transaction. In light of the foregoing, the Boards concluded that, at this time, no changes were necessary to the fee structure of the Trusts as a result of the Transaction.

     Other Benefits. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Agreements, the Boards considered whether the Transaction would have an impact on the ancillary benefits received by the Advisors by virtue of the Current Agreements. Based on its review of the materials provided, including materials received in connection with its approval of the continuance of each Current Agreement earlier at the May 23rd meeting of the Boards and its discussions with the Advisors, the Boards noted that such benefits were difficult to quantify with certainty at this time and indicated that it would continue to evaluate them going forward.

     Conclusion with respect to the New Agreements. The Directors did not identify any single consequence of the Transaction discussed above as all-important or controlling. The Boards determined that all of the factors referred to in their contemporaneous evaluation of the Current Contracts described above under "Matters Considered by the Boards – The Current Agreements" (and the recent evaluation of the BTA Agreements in connection with its organization) are applicable to the evaluation of the New Contracts.

INFORMATION ABOUT THE ADVISOR

     The Advisor currently is a corporation organized under the laws of the State of Delaware. BlackRock currently intends to convert the Advisor to a Delaware limited liability company, which would have no effect on the nature or quality of the investment management services that the Advisor provides to the Trusts. The table set forth in Appendix F shows amounts paid to the Advisor and affiliates of the Advisor during each Trust's most recently completed fiscal year for the services noted in the Appendix. There were no other material payments by the Trusts to the Advisor or any of its affiliates during that period.

     Affiliates of Merrill Lynch currently act as brokers for certain Trusts in connection with the purchase and sale of securities and as a broker-dealer in connection with periodic auctions held for preferred shares issued by some of the Trusts. The aggregate brokerage commissions paid by each Trust to Merrill Lynch and its affiliated brokers during the most recently completed fiscal year are set forth in Appendix G. In addition, affiliates of Merrill Lynch provide certain shareholder and other services to the Advisor in respect of certain Trusts. The aggregate amounts paid by the Advisor to Merrill Lynch and its affiliates for such services during the 2005 calendar year are set forth in Appendix G. There were no other material payments by the Advisor or the Trusts to Merrill Lynch or its affiliates during that period.

     The name and principal occupation of the directors and principal executive officers of the Advisors are as set forth in Appendix H. The principal address of each individual as it relates to his or her duties at the applicable Advisor is the same as that of the Advisor.

     The Advisors provide investment advisory and management services to certain other funds that may have investment objectives and policies similar to those of the Trusts. The table set forth in Appendix I lists other funds advised by the Advisors, the net assets of those funds, and the management fees the Advisors received from those funds during the fiscal years ended on the dates noted.

* WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

     To become effective with respect to a particular Trust, a New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of that Trust. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Trust entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon.

* HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF EACH TRUST HAS APPROVED SUBMITTING THIS PROPOSAL TO THE SHAREHOLDERS OF EACH TRUST. THE DIRECTORS OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE EACH NEW MANAGEMENT AGREEMENT UNDER THIS PROPOSAL.

* * * * *

* SECOND PROPOSAL: FOR SHAREHOLDERS OF EACH SUB-ADVISED TRUST, TO APPROVE NEW INVESTMENT SUB-ADVISORY AGREEMENTS

     At the Special Meeting, shareholders of each Trust that has entered into a sub-advisory agreement (the "Sub-Advised Trusts") will be asked to approve a new sub-advisory agreement among the Advisor, the Sub-Advisor and the respective Sub-Advised Trust (each, a "New Sub-Advisory Agreement" and, collectively, the "New Sub-Advisory Agreements"). The table located at page three of this proxy statement identifies each Sub-Advised Trust, the shareholders of which are entitled to vote on this Proposal 2. A gen-eral description of the proposed New Sub-Advisory Agreements and a general comparison of the proposed New Sub-Advisory Agreements and the sub-advisory agreements currently in effect for each such Trust (each, a "Current Sub-Advisory Agreement" and, collectively, the "Current Sub-Advisory Agreements") is included below. The form of New Sub-Advisory Agreement is attached hereto as Appendix J. The date of each Trust's Current Sub-Advisory Agreement and the date on which it was last approved by shareholders are provided in Appendix E. Each Current Sub-Advisory Agreement was last approved for continuance by the Board on May 23, 2006, except the Sub-Advisory Agreement for BTA was approved on January 17, 2006.

     With respect to each Sub-Advised Trust, the Sub-Advisor is responsible for the applicable Trusts' day-to-day management and will generally make all decisions regarding portfolio securities. The Sub-Advisor also provides research and credit analysis.

     Although BlackRock has informed the Directors that it does not believe the Transaction will be an assignment of the Current Sub-Advisory Agreements under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each Current Sub-Advisory Agreement. Due to such uncertainty, each Trust is submitting its New Sub-Advisory Agreement to shareholders to prevent any potential disruption in the Sub-Advisor's ability to provide services to the Trusts after completion of the Transaction. The New Sub-Advisory Agreements will be effective upon the completion of the Transaction or, if the Transaction is not completed, at such time as the Board determines.

THE NEW SUB-ADVISORY AGREEMENTS

     As noted above, under the requirements of the 1940 Act, each Sub-Advised Trust may be required to enter into a new sub-advisory agreement as a result of the Transaction. The Current Sub-Advisory Agreements pursuant to which the Trusts currently receive sub-advisory services are substantially similar to one another.

     The fees payable to the Sub-Advisor under each New Sub-Advisory Agreement are paid by the Advisor (and not the respective Sub-Advised Trust) and will in each case be no greater than the fees currently payable to the Sub-Advisor by the Advisor for sub-advisory services. In addition, the Sub-Advisor has assured the Board that it will continue to provide the same level of sub-advisory services to each Trust under the New Sub-Advisory Agreements as provided under the Current Sub-Advisory Agreements.

COMPARISON OF CURRENT SUB-ADVISORY AGREEMENTS TO THE NEW SUB-ADVISORY AGREEMENTS

     Set forth below is a general description of the terms of the New Sub-Advisory Agreements and a general comparison with the terms of the Current Sub-Advisory Agreements. A copy of the form of New Sub-Advisory Agreement is included in this Proxy Statement as Appendix J and you should refer to Appendix J for the complete terms of the New Sub-Advisory Agreements.

     As noted above, under the requirements of the 1940 Act, each Sub-Advised Trust is entering into a New Sub-Advisory Agreement as a result of the Transaction. BlackRock had provided assurances to each Board that the Sub-Advisor will continue to provide the same level of sub-advisory services to each Sub-Advised Trust and the Advisor under the New Sub-Advisory Agreements as it provides under the Current Sub-Advisory Agreements. The following description of the terms of the New Sub-Advisory Agreements is qualified in its entirety by reference to the form of New Sub-Advisory Agreement attached hereto as Appendix J.

     Fees. The Advisor, and not any of the Sub-Advised Trusts, is responsible for paying the Sub-Advisor its sub-advisory fee under the New Sub-Advisory Agreements. The rate of the fees payable by the Advisor to the Sub-Advisor pursuant to the New Sub-Advisory Agreement is the same as the rate in the Current Sub-Advisory Agreement. Consequently, the Sub-Advisor will be paid by the Advisor a fee at a rate under the New Sub-Advisory Agreement which is identical to the fee rate for its Current Sub-Advisory Agreement, which fee is set forth in Appendix E.

     Sub-Advisory Services. Pursuant to each New Sub-Advisory Agreement, the Sub-Advisor, subject to the supervision of the Advisor and the respective Board, will manage such investments and determine the composition of such assets of the respective Trust as may be agreed from time to time between the Advisor and the Sub-Advisor.

     Brokerage Transactions. Under each Sub-Advised Trust's New Sub-Advisory Agreement, the Sub-Advisor is authorized to place orders pursuant to its investment determinations for the purchase and sale of securities. These orders may be placed either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, each New Sub-Advisory Agreement states that the Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Advisor may, subject to the approval of the Board of the respective Sub-Advised Trust, select brokers on the basis of the research, statistical and pricing services they provide to such Trust and other clients of the Advisor or a Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor under the New Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of the Advisor and Sub-Advisors to such Trust and their other clients and that the total commissions paid by such Trust will be reasonable in relation to the benefits to such Trust over the long-term. In no instance, however, will a Sub-Advised Trust's securities be purchased form or sold to the Advisor, the Sub-Advisors or any affiliated person thereof, accept to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Advisor may select brokers and dealers with which it or such Trust is affiliated. Each Current Sub-Advisory Agreement contains similar provisions, although it is silent on the Sub-Advisor's use of affiliated brokers and dealers. The Current Sub-Advisory Agreements contain a provision permitting the Advisor to take into account the sale of shares of a Sub-Advised Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers, provided certain requirements were satisfied. This provision has been omitted from the New Sub-Advisory Agreements.

     Exclusivity of Services. Each Sub-Advisor's services under the New Sub-Advisory Agreements are not deemed to be exclusive, and each Sub-Advisor is free to render similar services to others so long as its services under the New Sub-Advisory Agreements are not impaired. Each Current Sub-Advisory Agreement contains a similar provision.

     Payment of Expenses. Each New Sub-Advisory Agreement requires the Sub-Advisor to bear all costs and expenses incurred in connection with its duties thereunder, except that the Board may approve reimbursement to the Sub-Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on a Sub-Advised Trust's operations (including, without limitation, compliance matters) (other than the provision of sub-advisory services) of all personnel employed by the Sub-Advisor who devote substantial time to Trust operations or the operations of other investment companies advised or sub-advised by the Sub-Advisor. Each Current Sub-Advisory Agreement contains similar provisions.

     Indemnity. The New Sub-Advisory Agreement requires that each Sub-Advised Trust, subject to the prior consent of the Board, including a majority of the Independent Directors, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, indemnify the Sub-Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Trust, subject to certain limitations and conditions. Each Current Sub-Advisory Agreement contains similar provisions.

     Limitation on Liability. Under each New Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law, or for any loss suffered by a Sub-Advised Trust in connection with its performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. Each Current Sub-Advisory Agreement contains similar provisions.

     Term and Continuance. If approved by the shareholders of a Sub-Advised Trust, each New Sub-Advisory Agreement will terminate, unless sooner terminated as set forth therein, two years from the date of implementation, unless continuance is specifically approved by: (i) the Board; or (ii) a majority of the Board or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trusts, provided that in either event the continuance is also approved by a majority of the Independent Directors. Thereafter, if not terminated, each New Sub-Advisory Agreement will continue in effect for successive annual periods provided such continuance is re-approved annually as described above. The Current Sub-Advisory Agreements have the same provisions, although the initial dates of the contracts differ and the initial term has lapsed in most cases.

     Termination. The New Sub-Advisory Agreements provide that they may be terminated, without penalty, on 60 days' notice, by the Board of the respective Sub-Advised Trust or by the Advisor or the Sub-Advisor, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the respective Trust. The New Sub-Advisory Agreements will terminate automatically in the event of their "assignment" (as defined in the 1940 Act). The Current Sub-Advisory Agreements contain similar provisions.

     Choice of Law. Both the New Sub-Advisory Agreements and Current Sub-Advisory Agreements are governed by Delaware law.

BOARD CONSIDERATIONS

     The Boards considered each New Sub-Advisory Agreement together with its related New Management Agreement. Please refer to "Board Considerations – Matters Considered by the Boards – The New Agreements" for a description of the matters considered and the conclusions reached by the Boards in approving the New Sub-Advisory Agreements.

INFORMATION ABOUT THE SUB-ADVISORS

     Each Sub-Advisor is a corporation organized under the laws of the State of Delaware. The tables set forth in Appendix F show amounts paid by the Advisor to each Sub-Advisor and its affiliates during the most recently completed fiscal year of each Trust that currently has a Sub-Advisor. There were no other material payments by the Advisor or any Trust to the Sub-Advisors or any of their affiliates during that period.

     The name and principal occupation of the directors and principal executive officers of the Sub-Advisors as will be in effect upon completion of the Transaction are as set forth in Appendix H. The principal address of each individual as it relates to his or her duties at the applicable Sub-Advisor is the same as that of the Sub-Advisor.

     The Sub-Advisors provide investment advisory services to certain other registered investment companies that may have investment objectives and policies similar to those of the Trusts. The table set forth in Appendix I lists such other registered investment companies advised by the Sub-Advisors, the net assets of those funds, and the management fees the Sub-Advisors received from those funds during the fiscal years ended on the dates noted.

* WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

     To become effective with respect to a particular Sub-Advised Trust, a New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of that Sub-Advised Trust. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Sub-Advised Trust entitled to vote thereon present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Sub-Advised Trust entitled to vote thereon.

* HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF EACH SUB-ADVISED TRUST HAS APPROVED SUBMITTING THIS PROPOSAL TO THE SHAREHOLDERS OF EACH SUB-ADVISED TRUST. THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED TRUST VOTE "FOR" THE APPROVAL OF THE RESPECTIVE SUB-ADVISED TRUST'S NEW SUB-ADVISORY AGREEMENT.

* * * * *
ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

     The cost of soliciting proxies will be borne by Merrill Lynch and not the Trusts. Certain officers, directors and employees of each of the Trusts and the Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809 (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. Also, certain of the Trusts may employ The Altman Group and Computershare Fund Services pursuant to their standard contracts as proxy solicitors, the cost of which will be approximately $1,015,000 and $135,000, respectively, and will be borne by Merrill Lynch.

     All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy or by attending and voting at the Special Meeting. Abstentions will be counted as shares present at the Special Meeting and will have the same effect as a negative vote.

     The Board of each Trust has fixed the close of business on June 5, 2006 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Special Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

SECURITY OWNERSHIP OF MANAGEMENT

     As of June 5, 2006, the Directors and officers of each Trust owned, in the aggregate, less than 1% of each Trust's outstanding shares.

INVESTMENT ADVISOR

     The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, which is one of the largest publicly traded investment management firms in the United States, with approximately $463.1 billion of assets under management as of March 31, 2006. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the Trusts, BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions(R) name. Clients currently are served from BlackRock's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees. The Advisor also acts as the administrator of the Trusts.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of each Trust is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PRINCIPAL SHAREHOLDERS

     As of June 5, 2006, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except as set forth in the following table:

		AMOUNT OF
	NAME & ADDRESS OF BENEFICIAL	BENEFICIAL
TRUST	OWNER	OWNERSHIP	PERCENT OF CLASS

BCT	Karpus Management, Inc.	149,225	5.1
	14 Tobey Village Office Park
	Pittsford, New York 14534

BLN	Karpus Management, Inc.	848,842	7.5
	14 Tobey Village Office Park
	Pittsford, New York 14534

BMN	Karpus Management, Inc.	4,017,860	8.9
	14 Tobey Village Office Park
	Pittsford, New York 14534

BRM	Karpus Management, Inc.	1,541,728	5.7
	14 Tobey Village Office Park
	Pittsford, New York 14534

BCK	First Trust Portfolios L.P.	344,973	6.5
	1001 Warrenville Road
	Lisle, Illinois 60532

BFZ	First Trust Portfolios L.P.	959,752	6.4
	1001 Warrenville Road
	Lisle, Illinois 60532

BCL	First Trust Portfolios L.P.	627,245	7.9
	1001 Warrenville Road
	Lisle, Illinois 60532

BQH	First Trust Portfolios L.P.	147,145	5.4
	1001 Warrenville Road
	Lisle, Illinois 60532

BLE	First Trust Portfolios L.P.	1,266,792	5.6
	1001 Warrenville Road
	Lisle, Illinois 60532

BHK	First Trust Portfolios L.P.	1,598,569	5.9
	1001 Warrenville Road
	Lisle, Illinois 60532

BZA	First Trust Portfolios L.P.	188,601	5.6
	1001 Warrenville Road
	Lisle, Illinois 60532

BHD	First Trust Portfolios L.P.	576,694	8.2
	1001 Warrenville Road
	Lisle, Illinois 60532

		AMOUNT OF
	NAME & ADDRESS OF BENEFICIAL	BENEFICIAL
TRUST	OWNER	OWNERSHIP	PERCENT OF CLASS

HIS	First Trust Portfolios L.P.	4,465,848	8.3
	1001 Warrenville Road
	Lisle, Illinois 60532

BKN	Sakharam D. Mahurkar Trust	1,137,653	6.8
	768 Palm Springs Lane
	Aurora, Illinois 60504

RAA	M.H. Whittier Corp. James E. Greene, Arlo	242,400	24.1
	G. Sorensen, Michael J. Casey and Whittier
	Trust Co. (Jointly Held)

	With respect to the above chart, all shares are common shares.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809 (TELEPHONE NUMBER (800) 882-0052).

     Performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/indiv/products/closedendfunds/funds.html. This reference to BlackRock's website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock's website into this Proxy Statement.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trust's Proxy Statement in connection with the Trusts' 2007 annual meetings of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act") must be received by a Trust at such Trust's principal executive offices by December 20, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than March 3, 2006.

OTHER MATTERS

     Management of the Trusts know of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Trusts, 40 East 52nd Street, New York, New York, for inspection by any shareholder during regular business hours beginning five days prior to the date of the Meeting.

     Failure of a quorum to be present at the Special Meeting with respect to any Trust will necessitate adjournment of the meeting for such Trust. The chairman of the Special Meeting or persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals with respect to any Trust if they determine that adjournment and further solicitation is reasonable and in the best interests of such Trust. Under each Trust's Declaration of Trust or Articles of Incorporation, as the case may be, a shareholder meeting may be adjourned up to 90 days after the record date of June 5, 2006, without setting a new record date.

     Please note that only one annual statement or Proxy Statement may be delivered to two or more shareholders of a Trust who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy of such documents if multiple copies are received, shareholders should contact the applicable Trust at the address and phone number set forth above.

     Please vote promptly by completing, signing and dating the enclosed proxy card (s) and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Very truly yours,
RALPH L. SCHLOSSTEIN Chairman ROBERT S. KAPITO President
June 23, 2006

Appendix A

A list of the Trusts setting forth each Trust's full name and trading symbol is set forth below:

TRADING
NAME	SYMBOL

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.	BKN
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.	BRM
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.	BFC
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST	BRF
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.	BLN
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.	BCT
THE BLACKROCK INCOME TRUST INC.	BKT
THE BLACKROCK HIGH YIELD TRUST	BHY
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.	BMN
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.	RAA
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST	RFA
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNJ
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNY
THE BLACKROCK INCOME OPPORTUNITY TRUST INC.	BNA
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.	BMT
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST	BPS
THE BLACKROCK STRATEGIC MUNICIPAL TRUST	BSD
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST	BBF
BLACKROCK MUNICIPAL INCOME TRUST	BFK
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST	BFZ
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST	BNJ
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST	BNY
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST	BJZ
BLACKROCK MUNICIPAL 2018 TERM TRUST	BPK
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST	BLH
BLACKROCK CORE BOND TRUST	BHK
BLACKROCK STRATEGIC BOND TRUST	BHD
BLACKROCK MUNICIPAL BOND TRUST	BBK
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST	BZA
BLACKROCK FLORIDA MUNICIPAL BOND TRUST	BIE
BLACKROCK MARYLAND MUNICIPAL BOND TRUST	BZM
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST	BLJ
BLACKROCK NEW YORK MUNICIPAL BOND TRUST	BQH
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST	BHV
BLACKROCK MUNICIPAL INCOME TRUST II	BLE
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II	BCL
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II	BFY
BLACKROCK INSURED MUNICIPAL INCOME TRUST	BYM
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST	BCK
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST	BAF
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST	BSE
BLACKROCK PREFERRED OPPORTUNITY TRUST	BPP
BLACKROCK LIMITED DURATION INCOME TRUST	BLW
BLACKROCK MUNICIPAL 2020 TERM TRUST	BKK
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST	BFO
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST	BDV
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST	BDT
BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST	BQY
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST	BGT
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST	BGR
BLACKROCK HEALTH SCIENCES TRUST	BME
BLACKROCK HIGH INCOME SHARES	HIS
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST	BOE
BLACKROCK ENHANCED DIVIDEND ACHIEVERS (TM) TRUST	BDJ
BLACKROCK WORLD INVESTMENT TRUST	BWC
BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST	BTA

A-1

Appendix B

Portfolio Managers

PORTFOLIO MANAGER	PORTFOLIO(S) MANAGED

Walter C. O'Connor	BlackRock Long-Term Municipal Advantage Trust
BlackRock Municipal Income Trust II
BlackRock Municipal Bond Trust
BlackRock Municipal Income Trust
BlackRock Strategic Municipal Trust
BlackRock Investment Quality Municipal Trust Inc.
BlackRock California Insured Municipal Income Trust
BlackRock California Municipal Income Trust II
BlackRock California Municipal Bond Trust
BlackRock California Municipal Income Trust
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock Maryland Municipal Bond Trust
BlackRock New York Insured Municipal Income Trust
BlackRock New York Municipal Income Trust II
BlackRock New York Municipal Bond Trust
BlackRock New York Municipal Income Trust
BlackRock New York Investment Quality Municipal Trust Inc.
BlackRock Virginia Municipal Bond Trust
BlackRock California Municipal 2018 Term Trust
BlackRock California Insured Municipal 2008 Term Trust Inc.
BlackRock New York Municipal 2018 Term Trust
BlackRock New York Insured Municipal 2008 Term Trust Inc.

Robert A. DiMella	BlackRock Insured Municipal Income Trust
BlackRock Insured Municipal 2008 Term Trust Inc.
BlackRock Insured Municipal Term Trust Inc.
BlackRock Municipal Target Term Trust Inc.

Robert D. Sneeden	BlackRock Florida Insured Municipal Income Trust
BlackRock Florida Municipal Bond Trust
BlackRock Florida Municipal Income Trust
BlackRock Florida Investment Quality Municipal Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Florida Insured Municipal 2008 Term Trust

Theodore R. Jaeckel, Jr.,	BlackRock New Jersey Municipal Bond Trust
BlackRock New Jersey Municipal Income Trust
BlackRock New Jersey Investment Quality Municipal Trust

Timothy T. Browse	BlackRock New York Insured Municipal Income Trust
BlackRock New York Municipal Income Trust II
BlackRock New York Municipal Bond Trust
BlackRock New York Municipal Income Trust
BlackRock New York Investment Quality Municipal Trust Inc.
BlackRock New York Municipal 2018 Term Trust
BlackRock New York Insured Municipal 2008 Term Trust Inc.

William R. Bock	BlackRock Pennsylvania Strategic Municipal Trust

B-1

Appendix C

Outstanding Shares

The following table sets forth the number of outstanding shares for each Trust at the close of business on June 5, 2006:

	OUTSTANDING SHARES OF	OUTSTANDING SHARES OF
TRUST	COMMON STOCK	PREFERRED STOCK

BKN	16,707,093	5,862
BRM	27,207,093	10,840
BFC	10,407,093	4,182
BRF	8,707,093	3,366
BLN	11,257,093	4,382
BCT	2,957,093	--
BKT	63,942,536	--
BHY	6,413,763	--
BMN	45,410,639	--
RAA	1,007,093	300
RFA	1,127,093	340
RNJ	1,007,093	300
RNY	1,307,093	392
BNA	34,449,693	--
BMT	25,885,639	6,816
BPS	2,018,066	700
BSD	7,259,444	2,480
BBF	6,657,423	2,302
BFK	43,781,123	15,005
BFZ	15,010,844	5,278
BNJ	7,447,357	2,552
BNY	12,559,768	4,390
BJZ	6,433,028	2,221
BPK	15,908,028	5,504
BLH	3,633,028	1,256
BHK	27,018,774	--
BHD	7,058,402	--
BBK	10,183,344	3,620
BZA	3,362,426	1,199
BIE	3,316,443	1,191
BZM	2,022,725	720
BLJ	2,277,692	809
BQH	2,714,221	968
BHV	1,534,043	541
BLE	22,903,064	8,222
BCL	7,984,696	2,878
BFY	4,937,652	1,786
BYM	26,203,900	9,159
BCK	5,276,156	1,860
BAF	8,734,048	3,040
BSE	6,469,766	2,240
BPP	18,327,056	8,832
BLW	36,768,498	--
BKK	20,236,628	7,104
BFO	5,562,128	1,956
BDV	54,518,315	--
BDT	26,908,028	--
BQY	6,033,028	--
BGT	23,481,021	9,738
BGR	29,766,217	--
BME	7,504,817	--
HIS	54,519,181	--
BOE	12,376,932	--
BDJ	69,119,387	--
BWC	51,919,893	--
BTA	13,279,378	--

For each Trust in the above table, the class or classes of shares listed above are the only authorized class or classes of shares.

C-1

Appendix D

Form of New Management Agreement

FORM OF INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, dated [DATE], between [TRUST] (the "Trust"), a Delaware statutory trust, and BlackRock Advisors, Inc. (the "Advisor"), a Delaware corporation.

     WHEREAS, Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

     2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Trust. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Trust's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise continuously the investment program of the Trust and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust; and (iv) provide investment research to the Trust.

     3. Duties and Obligations of Advisor with Respect to the Administration of the Trust. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Advisor agrees to provide the following administrative services:

     (a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

     (b) Oversee the maintenance by the Trust's Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

     (c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

     (d) Review the appropriateness of and arrange for payment of the Trust's expenses;

     (e) Prepare for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

     (f) Prepare for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR, Form N-CSR, Form N-PX, Form N-Q, and such other reports, forms and filings, as may be mutually agreed upon;

     (g) Prepare such reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's custodian, counsel or auditors;

     (h) Prepare such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

     (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

     (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian and Transfer and Dividend Disbursing Agent as the Board of Trustees may reasonably request or deems appropriate;

     (k) Oversee and review calculations of fees paid to the Trust's service providers;

     (l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

     (m) Consult with the Trust's officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

     (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

     (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

     (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

     (q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

     (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

     (s) Respond to or refer to the Trust's officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

     (t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Advisor.

     All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to the Trust, or assign all or a portion of this agreement to any of its affiliates. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

     The Trust will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

     4. Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust and

     (b) In addition, the Advisor will:

            (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

       (ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the commercial department of its affiliates; and

       (iii) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     5. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Advisor's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Advisor is making the investment decision (as op-

posed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor's part regarding the advisory client. The SEC has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Advisor.

     8. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Trustees of the Trust may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor.

     9. Compensation of the Advisor. (a) The Trust agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the "Investment Advisory Fee") in arrears at an annual rate equal to [ %] of the average weekly value of the Trust's [Managed Assets].* ["Managed Assets" means the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).]* For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     (b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

     10. Indemnity. (a) The Trust may, with the prior consent of the Board of Trustees of the Trust, including a majority of the trustees of the Trust who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act), indemnify the Advisor, and each of the Advisor's directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust, including a majority of the trustees of the Trust who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

_______________
* For Trusts paid on a basis other than on "Managed Assets", the agreement will be modified accordingly to reflect the terms of the respective current agreement.

           (b) The Trust may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee-undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

           (c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

     The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such In-demnitee may be lawfully entitled.

     11. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

           (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 5.1 of Article V of the Declaration of Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Trust.

     12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Advisor 60 days' notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Advisor on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

     13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

     16. Use of the Name BlackRock. The Advisor has consented to the use by the Trust of the name or identifying word "BlackRock" in the name of the Trust. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Trust. The name or identifying word "BlackRock" may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Trust to cease using "BlackRock" in the name of the Trust if the Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust.

     17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

     18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

[TRUST]

By:

Name:
Title:

BLACKROCK ADVISORS, INC.

By:

Name:
Title:

Appendix E

Management and Sub-Advisory Agreements
Dates, Approvals and Fees

Management Agreements

			Date Last
	Date of Current	Date Last	Submitted for
	Management	Approved by	Shareholder	Current		New
Trust	Agreement	the Board	Approval	Management Fee		Management Fee

BKN	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BRM	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BFC	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BRF	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BLN	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BCT	2/24/2000	5/23/2006	2/15/1995	0.55	% [2]	0.55	% [2]
BKT	2/24/2000	5/23/2006	2/15/1995	0.65	% [2]	0.65	% [2]
BHY	2/24/2000	5/23/2006	11/12/1998	1.05	% [1]	1.05	% [1]
BMN	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
RAA	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
RFA	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
RNJ	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
RNY	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BNA	2/24/2000	5/23/2006	2/15/1995	0.60	% [2]	0.60	% [2]
BMT	2/24/2000	5/23/2006	2/15/1995	0.35	% [1]	0.35	% [1]
BPS	2/21/2000	5/23/2006	8/24/1999	0.60	% [1,3]	0.60	% [1,3]
BSD	2/24/2000	5/23/2006	8/24/1999	0.60	% [1,3]	0.60	% [1,3]
BBF	7/19/2001	5/23/2006	7/19/2001	0.60	% [1,4]	0.60	% [1,4]
BFK	7/19/2001	5/23/2006	7/19/2001	0.60	% [1,4]	0.60	% [1,4]
BFZ	7/19/2001	5/23/2006	7/19/2001	0.60	% [1,4]	0.60	% [1,4]
BNJ	7/19/2001	5/23/2006	7/19/2001	0.60	% [1,4]	0.60	% [1,4]
BNY	7/19/2001	5/23/2006	7/19/2001	0.60	% [1,4]	0.60	% [1,4]
BJZ	10/19/2001	5/23/2006	10/19/2001	0.40	% [1]	0.40	% [1]
BPK	10/19/2001	5/23/2006	10/19/2001	0.40	% [1]	0.40	% [1]
BLH	10/19/2001	5/23/2006	10/19/2001	0.40	% [1]	0.40	% [1]
BHK	11/19/2001	5/23/2006	11/19/2001	0.55	% [1]	0.55	% [1]
BHD	11/19/2001	5/23/2006	2/20/2002	0.75	% [1,5]	0.75	% [1,5]
BBK	4/19/2002	5/23/2006	4/23/2002	0.55	% [1,6]	0.55	% [1,6]
BZA	4/19/2002	5/23/2006	4/23/2002	0.65	% [1,6]	0.55	% [1,6]
BIE	4/19/2002	5/23/2006	4/23/2002	0.65	% [1,6]	0.55	% [1,6]
BZM	4/19/2002	5/23/2006	4/23/2002	0.65	% [1,6]	0.55	% [1,6]
BLJ	4/19/2002	5/23/2006	4/23/2002	0.65	% [1,6]	0.55	% [1,6]
BQH	4/19/2002	5/23/2006	4/23/2002	0.65	% [1,6]	0.55	% [1,6]
BHV	4/19/2002	5/23/2006	4/23/2002	0.65	% [1,6]	0.55	% [1,6]
BLE	7/16/2002	5/23/2006	7/16/2002	0.55	% [1,7]	0.65	% [1,7]
BCL	7/16/2002	5/23/2006	7/16/2002	0.55	% [1,7]	0.65	% [1,7]
BFY	7/16/2002	5/23/2006	7/16/2002	0.55	% [1,7]	0.65	% [1,7]
BYM	10/22/2002	5/23/2006	10/22/2002	0.55	% [1,8]	0.55	% [1,8]
BCK	10/22/2002	5/23/2006	10/22/2002	0.55	% [1,8]	0.55	% 1,[8]
BAF	10/22/2002	5/23/2006	10/22/2002	0.55	% [1,8]	0.55	% [1,8]
BSE	10/22/2002	5/23/2006	10/22/2002	0.55	% [1,8]	0.55	% [1,8]
BPP	2/21/2003	5/23/2006	2/21/2003	0.65	% [1]	0.65	% [1]
BLW	7/10/2003	5/23/2006	7/10/2003	0.55	% [1]	0.55	% [1]
BKK	9/11/2003	5/23/2006	9/17/2003	0.50	% [1]	0.50	% [1]
BFO	9/11/2003	5/23/2006	9/17/2003	0.50	% [1]	0.50	% [1]
BDV	12/15/2003	5/23/2006	12/16/2003	0.65	% [2]	0.65	% [2]

			Date Last
	Date of Current	Date Last	Submitted for
	Management	Approved by	Shareholder	Current		New
Trust	Agreement	the Board	Approval	Management Fee		Management Fee

BDT	3/10/2004	5/23/2006	3/19/2004	0.75	% [2]	0.75	% [2]
BQY	5/11/2004	5/23/2006	5/11/2004	0.75	% [2]	0.75	% [2]
BGT	7/21/2004	5/23/2006	5/27/2004	0.75	% [1,9]	0.75	% [1,9]
BGR	12/6/2004	5/23/2006	12/6/2004	1.20	% [2,10]	1.20	% [2,10]
BME	3/10/2005	5/23/2006	3/10/2005	1.00	% [2]	1.00	% [2]
HIS	3/1/2005	5/23/2006	3/1/2005	0.75%[1]		0.75%[1]
				on first $200 mil-		on first $200 mil-
				lion 0.50%[1] there-		lion 0.50%[1] there-
				after		after
BOE	5/11/2005	5/23/2006	5/11/2005	1.00	% [2]	1.00	% [2]
BDJ	8/10/2005	5/23/2006	8/10/2005	1.00	% [2]	1.00	% [2]
BWC	10/11/2005	5/23/2006	10/11/2005	1.00	% [2]	1.00	% [2]
BTA	1/17/2006	1/17/2006	1/17/2006	1.00	% [2,11]	1.00	% [2,11]

1	As a percentage of average weekly managed assets.

2	As a percentage of average weekly net assets.

3	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.25% for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9.

4	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.25% for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9.

5	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.20% for the first 5 years of the Trust's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8.

6	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.30% for the first 5 years of the Trust's operations, 0.25% in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10.

7	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.15% for the first 5 years of the Trust's operations, 0.10% in years 6 and 7, and 0.05% in years 8 through 10.

8	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.20% for the first 5 years of the Trust's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8.

9	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets as follows: 0.20% for the first 5 years of the Trust's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8.

10	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly net assets as follows: 0.20% for the first 5 years of the Trust's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8.

11	The advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly net assets as follows: 0.40% for the first 5 years of the Trust's operations, 0.30% in year 6, 0.20% in year 7, and 0.10% in year 8.

* * * * *

Sub-Advisory Agreements

	Date of Current		Date Last
	Sub-Advisory	Date Last Approved	Submitted for	Current		New
Trust	Contract	by the Board	Shareholder Approval	Sub-Advisory Fee		Sub-Advisory Fee

BKN	2/24/2000	n/a	n/a	n/a		n/a
BRM	2/24/2000	n/a	n/a	n/a		n/a
BFC	2/24/2000	n/a	n/a	n/a		n/a
BRF	2/24/2000	n/a	n/a	n/a		n/a
BLN	2/24/2000	n/a	n/a	n/a		n/a
BCT	2/24/2000	2/24/2000	n/a	38	% [1]	38	% [1]
BKT	2/24/2000	2/24/2000	n/a	38	% [1]	38	% [1]
BHY	2/24/2000	5/23/2006	11/12/1998	0.35	% [2]	0.35	% [2]
BMN	2/24/2000	n/a	n/a	n/a		n/a
RAA	2/24/2000	n/a	n/a	n/a		n/a
RFA	2/24/2000	n/a	n/a	n/a		n/a
RNJ	2/24/2000	n/a	n/a	n/a		n/a
RNY	2/24/2000	n/a	n/a	n/a		n/a
BNA	2/24/2000	2/24/2000	n/a	38	% [1]	38	% [1]
BMT	2/24/2000	n/a	n/a	n/a		n/a
BPS	2/24/2000	5/23/2006	8/24/1999	0.35	% [2]	0.35	% [2]
BSD	2/24/2000	5/23/2006	8/24/1999	0.35	% [2]	0.35	% [2]
BBF	7/19/2001	5/23/2006	7/19/2001	0.00	% [3]	0.00	% [3]
BFK	7/19/2001	5/23/2006	7/19/2001	0.00	% [3]	0.00	% [3]
BFZ	7/19/2001	5/23/2006	7/19/2001	0.00	% [3]	0.00	% [3]
BNJ	7/19/2001	5/23/2006	7/19/2001	0.00	% [3]	0.00	% [3]
BNY	7/19/2001	5/23/2006	7/19/2001	0.00	% [3]	0.00	% [3]
BJZ	10/19/2001	5/23/2006	10/19/2001	0.00	% [3]	0.00	% [3]
BPK	10/19/2001	5/23/2006	10/19/2001	0.00	% [3]	0.00	% [3]
BLH	10/19/2001	5/23/2006	10/19/2001	0.00	% [3]	0.00	% [3]
BHK	11/19/2001	5/23/2006	11/19/2001	38	% [1]	38	% [1]
BHD	2/20/2002	5/23/2006	2/20/2002	38	% [1]	38	% [1]
BBK	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BZA	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BIE	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BZM	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BLJ	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BQH	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BHV	4/19/2002	5/23/2006	4/23/2002	0.00	% [3]	0.00	% [3]
BLE	7/16/2002	5/23/2006	7/16/2002	0.00	% [3]	0.00	% [3]
BCL	7/16/2002	5/23/2006	7/16/2002	0.00	% [3]	0.00	% [3]
BFY	7/16/2002	5/23/2006	7/16/2002	0.00	% [3]	0.00	% [3]
BYM	10/22/2002	5/23/2006	10/22/2002	0.00	% [3]	0.00	% [3]
BCK	10/22/2002	5/23/2006	10/22/2002	0.00	% [3]	0.00	% [3]
BAF	10/22/2002	5/23/2006	10/22/2002	0.00	% [3]	0.00	% [3]
BSE	10/22/2002	5/23/2006	10/22/2002	0.00	% [3]	0.00	% [3]
BPP	2/21/2003	5/23/2006	2/21/2003	38	% [1]	38	% [1]
BLW	N/A	5/23/2006	7/10/2003	38	% [1]	38	% [1]
BKK	9/11/2003	5/23/2006	9/17/2003	0.00	% [3]	0.00	% [3]
BFO	9/11/2003	5/23/2006	9/17/2003	0.00	% [3]	0.00	% [3]
BDV	12/15/2003	5/23/2006	12/16/2003	50	% [4]	50	% [4]
BDT	3/10/2004	5/23/2006	3/19/2004	50	% [4]	50	% [4]
BQY	5/11/2004	5/23/2006	5/11/2004	50	% [4]	50	% [4]
BGT	7/21/2004	5/23/2006	5/27/2004	38	% [1]	38	% [1]
BGR	12/06/2004	5/23/2006	12/6/2004	67	% [5]	67	% [5]
BME	N/A	n/a	n/a	n/a		n/a
HIS	3/1/2005	5/23/2006	3/1/2005	38	% [1]	38	% [1]
BOE	N/A	n/a	n/a	n/a		n/a

	Date of Current		Date Last
	Sub-Advisory	Date Last Approved	Submitted for	Current		New
Trust	Contract	by the Board	Shareholder Approval	Sub-Advisory Fee		Sub-Advisory Fee

BDJ	8/10/2005	5/23/2006	8/10/2005	50	% [4]	50	% [4]
BWC	10/11/2005	5/23/2006	10/11/2005	50	% [4]	50	% [4]
BTA	1/17/2006	5/23/2006	1/17/2006	38	% [6]	38	% [6]

1	The Sub-Advisory fee is equal to 38% of the management fee received by BlackRock Advisors, Inc. from the Trust.

2	Sub-Advisory fee is based on 0.35% of the Trust's average weekly managed assets.

3	The Sub-Advisory agreement continues to allows the Sub-Advisor to be compensated at cost for any services rendered to the Trust at the re- quest of BlackRock Advisors, Inc. and approved of by the Board of Trustees.

4	The Sub-Advisory fee is equal to 50% of the management fee received by the Advisor from the Trust.

5	The Sub-Advisory fee is equal to two-thirds of the management fee actually received by BlackRock Advisors, Inc. The Sub-Advisory agree- ment for this Trust is with State Street Research & Management Company.

6	Prior to January 31, 2007, 38% of the monthly management fees received by BlackRock Advisors, Inc.; (ii) from January 31, 2007 to January 31, 2008, 19% of the monthly management fees received by BlackRock Advisors, Inc.; and (iii) after January 31, 2008, 0% of the management fees received by BlackRock Advisors, provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors, Inc. and approved of by the Board of Trustees.

* * * * *

Appendix F

Fees Paid to Advisors, Sub-Advisors and Affiliates

     The following table indicates amounts paid by each Trust to its Advisor, Sub-Advisor or an affiliate of the Advisor or Sub-Advisor during the Trusts' last fiscal year.

					Percentage of Trusts'
					Aggregate Brokerage
	Advisory Fee (after	Sub-Advisory Fee*			Commissions Paid to
	waivers and reim-	(after waivers and		Aggregate Brokerage	Affiliated Brokers
	bursements, if any)	reimbursements, if	Administration Fee	Commissions Paid to	(identify broker and
Trust	($)	any) ($)	($)	Affiliated Brokers	relationship)

BKN	1,438,641	n/a	616,560	–	–
BRM	2,494,876	n/a	712,822	–	–
BFC	959,400	n/a	274,114	–	–
BRF	763,890	n/a	218,254	–	–
BLN	1,016,492	n/a	290,426	–	–
BCT	248,955	94,631	67,897	–	–
BKT	2,795,230	1,062,190	645,053	–	–
BHY	739,567	737,624	70,435	–	–
BMN	2,436,502	n/a	487,300	–	–
RAA	77,243	n/a	22,069	–	–
RFA	87,942	n/a	25,126	–	–
RNJ	78,306	n/a	22,373	–	–
RNY	104,277	n/a	29,793	–	–
BNA	2,474,512	940,691	412,419	–	–
BMT	1,571,121	n/a	448,892	–	–
BPS	195,132	–	n/a3	–	–
BSD	703,439	–	n/a3	–	–
BBF	563,438	–	n/a3	–	–
BFK	3,569,318	–	n/a3	–	–
BFZ	1,258,907	–	n/a3	–	–
BNJ	634,887	–	n/a3	–	–
BNY	1,063,260	–	n/a3	–	–
BJZ	613,574	–	n/a3	–	–
BPK	1,558,452	–	n/a3	–	–
BLH	359,334	–	n/a3	–	–
BHK	2,755,737	1,042,723	n/a3	–	–
BHD	727,145	276,480	n/a3	–	–
BBK	872,600	–	n/a3	–	–
BZA	286,556	–	n/a3	–	–
BIE	289,259	–	n/a3	–	–
BZM	173,865	–	n/a3	–	–
BLJ	194,601	–	n/a3	–	–
BQH	232,459	–	n/a3	–	–
BHV	132,399	–	n/a3	–	–
BLE	2,193,506	–	n/a3	–	–
BCL	754,817	–	n/a3	–	–
BFY	469,670	–	n/a3	–	–
BYM	2,183,478	33,480	n/a3	–	–
BCK	433,240	6,588	n/a3	–	–
BAF	718,945	11,041	n/a3	–	–
BSE	529,900	16,425	n/a3	–	–
BPP	4,456,570	1,693,536	n/a3	–	–
BLW	5,675,801	2,156,195	n/a3	–	–

F-1

					Percentage of Trusts'
					Aggregate Brokerage
	Advisory Fee (after	Sub-Advisory Fee*			Commissions Paid to
	waivers and reim-	(after waivers and		Aggregate Brokerage	Affiliated Brokers
	bursements, if any)	reimbursements, if	Administration Fee	Commissions Paid to	(identify broker and
Trust	($)	any) ($)	($)	Affiliated Brokers	relationship)

BKK	2,425,434	419,083	n/a3	–	–
BFO	658,495	92,769	n/a3	–	–
BDV	5,227,524	2,614,759	n/a3	–	–
BDT	3,080,437	1,541,158	n/a3	–	–
BQY	725,317	362,569	n/a3	–	–
BGT	3,882,805	1,941,332	n/a3	–	–
BGR[1]	6,476,634	3,928,842	n/a3	–	–
BME[1]	1,135,882	n/a	n/a3	–	–
HIS[2]	1,566,881	608,960	n/a3	–	–
BOE[1]	1,241,176	n/a	n/a3	–	–
BDJ[1]	1,640,269	809,668	n/a3	–	–
BWC[1]	91,420	7,733	n/a3	–	–
BTA[1]	–	–	n/a3	–	–

*	The Advisor, and not any of the Trusts, is responsible for paying the Sub-Advisor from its Advisory compensation. The Sub-Advisory fee is not in addition to the Advisory Fee charged to each Trust.

1	Trust has not completed a full fiscal year, however BGR, BME, BOE, BDJ and BWC have paid advisory fees which were reflected in each Trusts most recent financial statements. BTA has not completed a full fiscal year of fiscal period.

2	HIS joined the BlackRock Closed-End Fund complex on March 31, 2005 and has not completed a full fiscal year with BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. as the Advisor and Sub-Advisor, respectively.

3	The Investment Management Agreement and associated fee covers both investment advisory and administration services.

* * * * *

F-2

Appendix G

Fees Paid to Merrill Lynch and Affiliates

     The following table indicates amounts paid by each Trust (in the aggregate and as a percentage of aggregate brokerage fees) during its last fiscal year to Merrill Lynch or brokers affiliated with Merrill Lynch.

		Percentage of
		Trusts' Aggregate
		Brokerage Commis-
		sions Paid to		Broker-Dealer
	Aggregate Commissions	Merrill Lynch or	Shareholder Service Fees	Fees for Auction
	Paid to Merrill Lynch or	Affiliated Brokers	Paid to Merrill Lynch and	Market Preferred
Trust	Affiliated Brokers ($)	(%)	Affiliates ($)	Shares ($)

BKN	13,761	100.00%	n/a	124,956
BRM	-	-	n/a	89,464
BFC	-	-	n/a	40,795
BRF	-	-	n/a	51,174
BLN	-	-	n/a	76,340
BCT	-	-	n/a	n/a
BKT	499	2.04%	n/a	n/a
BHY	-	-	n/a	n/a
BMN	-	-	n/a	55,809
RAA	91	100.00%	n/a	-
RFA	124	100.00%	n/a	-
RNJ	99	100.00%	n/a	-
RNY	150	100.00%	n/a	-
BNA	7,131	12.27%	n/a	n/a
BMT	-	-	n/a	57,285
BPS	1,433	100.00%	n/a	5,984
BSD	6,863	100.00%	n/a	25,687
BBF	6,790	100.00%	n/a	39,692
BFK	47,545	100.00%	n/a	193,557
BFZ	17,528	100.00%	n/a	83,656
BNJ	8,201	100.00%	n/a	22,774
BNY	11,983	100.00%	n/a	76,872
BJZ	5,794	100.00%	n/a	74,123
BPK	15,826	100.00%	n/a	159,142
BLH	3,319	100.00%	n/a	30,846
BHK	199	0.31%	n/a	n/a
BHD	-	-	n/a	n/a
BBK	10,835	100.00%	42,518	17,763
BZA	3,831	100.00%	13,941	10,868
BIE	3,122	100.00%	14,141	3,979
BZM	1,931	100.00%	8,494	2,066
BLJ	2,688	100.00%	9,457	14,597
BQH	2,577	100.00%	11,340	7,244
BHV	1,675	100.00%	6,469	1,341
BLE	24,953	100.00%	542,444	163,453
BCL	10,173	100.00%	186,161	65,039
BFY	4,582	100.00%	116,349	25,859
BYM	29,383	100.00%	101,494	55,145
BCK	6,232	100.00%	20,095	14,226
BAF	8,902	100.00%	33,437	9,220
BSE	6,684	100.00%	24,589	12,803
BPP	-	-	343,819	243,068

G-1

		Percentage of
		Trusts' Aggregate
		Brokerage Commis-
		sions Paid to		Broker-Dealer
	Aggregate Commissions	Merrill Lynch or	Shareholder Service Fees	Fees for Auction
	Paid to Merrill Lynch or	Affiliated Brokers	Paid to Merrill Lynch and	Market Preferred
Trust	Affiliated Brokers ($)	(%)	Affiliates ($)	Shares ($)

BLW	-	-	1,555,418	n/a
BKK	19,830	100.00%	197,505	58,983
BFO	5,320	100.00%	54,397	13,513
BDV	27,486	9.40%	851,541	n/a
BDT	3,505	2.37%	605,974	n/a
BQY	-	-	101,630	n/a
BGT	-	-	666,684	89,741
BGR[1]	553,024	25.48%	-	n/a
BME[1]	111,026	14.83%	-	n/a
HIS[2]	-	-	n/a	n/a
BOE[1]	57,412	2.54%	n/a	n/a
BDJ[1]	4,862	0.58%	-	n/a
BWC[1]	-	-	n/a	n/a
BTA[1]	-	-	n/a	n/a

1	Trust has not completed a full fiscal year.

2	HIS joined the BlackRock Closed-End Fund complex on March 31, 2005 and has not completed a full fiscal year with BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. as the advisor and sub-advisor, respectively.

* * * * *

G-2

Appendix H

Directors and Principal Executive Officers of Advisors and Sub-Advisors

Directors and Principal Executive Officers of the Advisor

Name	Position(s) with the Advisor	Position(s) with the Trusts, if any

Laurence D. Fink	Chief Executive Officer	n/a
Ralph L. Schlosstein	Director/President	Director/Chairman
Robert S. Kapito	Director/Vice Chairman	Director/President
Paul Audet	Director	n/a
Laurence Carolan	Director	n/a
Kevin Klingert	Director	n/a
John Moran	Director	n/a
Mark Steinberg	Director	n/a
Robert P. Connolly	General Counsel and	n/a
Secretary
Bartholomew Battista	Chief Compliance Officer	Chief Compliance Officer

Directors and Principal Executive Officers of the Sub-Advisors

Name	Position(s) with the Sub-Advisors	Position(s) with the Trusts, if any

Laurence D. Fink	Director/Chief Executive Officer	n/a
Ralph L. Schlosstein	Director/President	Director/Chairman
Robert S. Kapito	Director/Vice Chairman	Director/President
Robert P. Connolly	General Counsel and Secretary	n/a
Bartholomew Battista	Chief Compliance Officer	Chief Compliance Officer
Steven Buller	Chief Financial Officer	n/a

* * * * *

H-1

Appendix I

Other Registered Investment Companies Advised by Advisor and Sub-Advisors

     The following table lists certain information regarding registered investment companies for which the Advisor or a Sub-Advisor provides investment advisory services, other than the Trusts, and that have investment objectives similar to at least one of the Trusts. All of the information below is given as of the end of the last fiscal year of each fund.

			Gross Advisory Fee (as a percentage of
BlackRock Funds [1]	Advisor/Sub-Advisor [2]	Net Assets ($)	average daily net assets)

Dividend Achievers™	BAI	33,098,456	First $1 billion	0.550%
Portfolio			$1 billion - $2 billion	0.500%
			$2 billion - $3 billion	0.475%
			Over $3 billion	0.450%

Health Sciences Portfolio	BAI	347,344,295	First $1 billion	0.750%
			$1 billion - $2 billion	0.700%
			$2 billion - $3 billion	0.675%
			Over $3 billion	0.650%

Global Resources Portfolio	BAI	1,237,135,902	First $1 billion	0.750%
			$1 billion - $2 billion	0.700%
			$2 billion - $3 billion	0.675%
			Over $3 billion	0.650%

All-Cap Global Resources Portfolio	BAI	244,401,224	First $1 billion	0.750%
			$1 billion - $2 billion	0.700%
			$2 billion - $3 billion	0.675%
			Over $3 billion	0.650%

Global Opportunities Portfolio	BAI / BFM	-- [3]	First $1 billion	0.900%
			$1 billion - $2 billion	0.850%
			$2 billion - $3 billion	0.800%
			Over $3 billion	0.750%

International Opportunities Portfolio	BAI / BIL	718,172,378	First $1 billion	1.000%
			$1 billion - $2 billion	0.950%
			$2 billion - $3 billion	0.900%
			Over $3 billion	0.850%

Intermediate Bond Portfolio	BAI / BFM	897,679,363	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

Intermediate PLUS Bond Portfolio	BAI / BFM	30,980,963	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

Core Bond Total Return Portfolio	BAI / BFM	2,654,300,290	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

Core PLUS Total Return Portfolio	BAI / BFM	326,310,569	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

Government Income Portfolio	BAI / BFM	543,825,003	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

GNMA Portfolio	BAI / BFM	202,386,846	First $1 billion	0.550%
			$1 billion - $2 billion	0.500%
			$2 billion - $3 billion	0.475%
			Over $3 billion	0.450%

			Gross Advisory Fee (as a percentage of
BlackRock Funds [1]	Advisor/Sub-Advisor [2]	Net Assets ($)	average daily net assets)

Managed Income Portfolio	BAI / BFM	705,671,900	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

International Bond Portfolio	BAI / BFM	820,450,609	First $1 billion	0.550%
			$1 billion - $2 billion	0.500%
			$2 billion - $3 billion	0.475%
			Over $3 billion	0.450%

High Yield Bond Portfolio	BAI / BFM	916,698,860	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

Tax-Free Income Portfolio	BAI / BFM	399,707,020	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

New Jersey Tax-Free Income	BAI / BFM	172,727,966	First $1 billion	0.500%
Portfolio			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

Pennsylvania Tax-Free Income	BAI / BFM	660,332,756	First $1 billion	0.500%
Portfolio			$1 billion - $2 billion	0.450%
			$2 billion - $3 billion	0.425%
			Over $3 billion	0.400%

[1]	BlackRock and the Fund have contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses, the fee tables reflected are the gross fees before any waivers or reimbursements.

[2]	BlackRock Advisors Inc. ("BAI"), BlackRock Financial Management ("BFM"), BlackRock International Limited ("BIL").

[3]	Global Opportunities Portfolio commenced operations on January 31, 2006, therefore the fund has not had a fiscal year-end and the net assets are not shown.

		Est. Net Assets Under Management	Gross Sub-Advisory Fee (as a percentage of
Sub-Advised Funds	Advisor/Sub-Advisor[1]	($mm) 5/31/06	average daily net assets under management)

"Core Bond Client A"	- / BAI	60.5	0.25% on the first $300 million
			0.15% on the next $200 million
			and 0.10% thereafter

"Core Bond Client B"	- / BAI	1,138.8	0.25% on the first $300 million
			0.15% on the next $200 million
			and 0.10% thereafter

Citigroup Consulting Group Capital	- / BFM	289.2	0.20% on the first $500 million
Markets Funds – Core Fixed Income			and 0.15% thereafter
Investments

The Hirtle Callaghan Trust – The	- / BFM	266.4	0.25% on the first $100 million
Fixed Income II Portfolio			0.20% on the next $100 million
			and 0.175% thereafter

		Est. Net Assets Under Management	Gross Sub-Advisory Fee (as a percentage of
Sub-Advised Funds	Advisor/Sub-Advisor[1]	($mm) 5/31/06	average daily net assets under management)

MGI Core Opportunistic Fixed	- / BAI	133.8	0.25% on the first $100 million
Income Fund			0.20% on the next $100 million
			0.175% on the next $100 million
			0.15% on the next $200 million
			0.10% on the next $500 million
			and 0.08% thereafter

Metropolitan Series Fund, Inc. –	- / BAI	1,547.8	0.20% on the first $250 million
BlackRock Bond Income Portolio			0.15% on the next $750 million
			and 10% thereafter

"Core Plus Client A"	- / BAI	2,065.9	0.12% on the first $1 billion
			and 0.05% thereafter

Wilshire Variable Insurance Trust –	- / BFM	62.7	0.20%
Income Fund

UBS PACE Select Advisors Trust –	- / BFM	411.0	0.20% on the first $120 millon and 0.10%
Intermediate Fixed Income			thereafter
Investments

Accessor Mortgage Securities Fund	- / BFM	157.4	0.25% on the first $100 million
			0.20% on the next $100 million and 0.15%
			thereafter

1 BlackRock Advisors Inc. ("BAI"), BlackRock Financial Management ("BFM").

* * * * *

Appendix J

Form of New Sub-Advisory Agreement

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT dated [DATE], among [TRUST], a Delaware statutory trust (the "Trust"), BlackRock Advisors, Inc. a Delaware corporation (the "Advisor"), and [BlackRock Financial Management, Inc./State Street Research & Management Company], a Delaware corporation (the "Sub-Advisor").

     WHEREAS, the Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Advisor wishes to retain the Sub-Advisor to provide it with certain sub-advisory services as described below in connection with Advisor's advisory activities on behalf of the Trust;

     WHEREAS, the investment management agreement between the Advisor and the Trust, dated [DATE] (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Advisory Agreement") contemplates that the Advisor may appoint a sub-adviser to perform investment advisory services with respect to the Trust; and

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-advisor with respect to the Trust and the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Services of the Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Advisor and the direction and control of the Trust's Board of Trustees, the Sub-Advisor will perform certain of the day-to-day operations of the Trust, which may include one or more of the following services, at the request of the Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Trust as the Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (b) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Trust; (c) providing investment research and credit analysis concerning the Trust's investments, (d) assist the Advisor in determining what portion of the Trust's assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Trust, and (f) maintaining the books and records as are required to support Trust investment operations. At the request of the Advisor, the Sub-Advisor will also, subject to the oversight and supervision of the Advisor and the direction and control of the Trust's Board of Trustees, provide to the Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 3 of the Advisory Agreement. In addition, the Sub-Advisor will keep the Trust and the Advisor informed of developments materially affecting the Trust and shall, on its own initiative, furnish to the Trust from time to time whatever information the Sub-Advisor believes appropriate for this purpose. The Sub-Advisor will periodically communicate to the Advisor, at such times as the Advisor may direct, information concerning the purchase and sale of securities for the Trust, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale is effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory

Agreement. The Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Trust's investment objectives, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus and Statement of Additional Information and the resolutions of the Trust's Board of Trustees.

     3. Covenants. (a) In the performance of its duties under this Agreement, the Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and ByLaws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of the Trustees of the Trust and

     (b) In addition, the Sub-Advisor will: (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor or the Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor and the Sub-Advisor to the Trust's and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Advisor, the Sub-Advisor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Advisor may select brokers and dealers with which it or the Trust is affiliated;

       (ii) maintain books and records with respect to the Trust's securities transactions and will render to the Advisor and the Trust's Board of Trustees such periodic and special reports as they may request;

       (iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the commercial department of its affiliates; and

       (iv) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     4. Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Advisor).

     6. Agency Cross Transactions. From time to time, the Sub-Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Advisor's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where the Sub-Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Advisor or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Advisor's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Advisor.

     7. Expenses. During the term of this Agreement, the Sub-Advisor will bear all costs and expenses of its employees and any overhead incurred by the Sub-Advisor in connection with its duties hereunder; provided that the Board of Trustees of the Trust may approve reimbursement to the Sub-Advisor of the pro-rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Sub-Advisor who devote substantial time to the Trust operations or the operations of other investment companies advised or sub-advised by the Sub-Advisor.

     8. Compensation.

          (a) The Advisor agrees to pay to the Sub-Advisor and the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor as such, a monthly fee in arrears at an annual rate equal to [ %] of the monthly advisory fees received by the Advisor. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

           (b) For purposes of this Agreement, the Managed Assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

     9. Indemnity.

          (a) The Trust may, with the prior consent of the Board of Trustees of the Trust, including a majority of the trustees of the Trust that are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act, indemnify the Sub-Advisor and each of the Sub-Advisor's directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Advisor's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust, including a majority of the trustees of the Trust who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act.

           (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

           (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

      The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

     10. Limitation on Liability.

          (a) The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 5.1 of Article V of the Declaration of Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Trust.

     11. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Advisor at any time, without the payment of any penalty, upon giving the Sub-Advisor 60 days' notice (which notice may be waived by the Sub-Advisor), provided that such termination by the Trust or the Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Advisor on 60 days' written notice (which notice may be waived by the Trust and the Advisor), and will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

     12. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

     16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK ADVISORS, INC.

By:

Name:
Title:

[BLACKROCK FINANCIAL MANAGEMENT, INC./ STATE STREET RESEARCH & MANAGEMENT COMPANY]

By:

Name:
Title:

[TRUST]

By:

Name:
Title:

The BlackRock Investment
Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 7 1	1 U P X	C O Y

001CD40001	00JORB

Proxy - The BlackRock Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Investment
Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 7 2	1 U P X	C O Y

001CD40001	00JOSB

Proxy - The BlackRock Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 6 1	1 U P X	C O Y

001CD40001	00JOOB

Proxy - The BlackRock Insured Municipal 2008 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 6 2	1 U P X	C O Y

001CD40001	00JOPB

Proxy - The BlackRock Insured Municipal 2008 Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock California Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 5 1	1 U P X	C O Y

001CD40001	00JNFB

Proxy - The BlackRock California Insured Municipal 2008 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock California Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 5 2	1 U P X	C O Y

001CD40001	00JNJB

Proxy - The BlackRock California Insured Municipal 2008 Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida Insured
Municipal 2008 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 1 1	1 U P X	C O Y

001CD40001	00JFVB

Proxy - The BlackRock Florida Insured Municipal 2008 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida Insured
Municipal 2008 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 1 2	1 U P X	C O Y

001CD40001	00JFWC

Proxy - The BlackRock Florida Insured Municipal 2008 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock New York Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 8 1	1 U P X	C O Y

001CD40001	00JOUB

Proxy - The BlackRock New York Insured Municipal 2008 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock New York Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 8 2	1 U P X	C O Y

001CD40001	00JOVB

Proxy - The BlackRock New York Insured Municipal 2008 Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Broad Investment
Grade 2009 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 31	1 U P X	C O Y

001CD40001	00JOUB

Proxy - The BlackRock Broad Investment Grade 2009 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Income Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 3 3 3 1	1 U P X	C O Y

001CD40001	00JT2A

Proxy - The BlackRock Income Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Income Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock High Yield Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 2 1	1 U P X	C O Y

001CD40001	00JLNB

Proxy - The BlackRock High Yield Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock High Yield Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Municipal
Target Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 9 1	1 U P X	C O Y

001CD40001	00JSZA

Proxy - The BlackRock Municipal Target Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock California
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 0 1	1 U P X	C O Y

001CD40001	00JTCA

Proxy - The BlackRock California Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock California
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 0 2	1 U P X	C O Y

001CD40001	00JTDA

Proxy - The BlackRock Califonia Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida
Investment Quality Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 9 1	1 U P X	C O Y

001CD40001	00JQHA

Proxy - The BlackRock Florida Investment Quality Municipal Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida
Investment Quality Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A   Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 9 2	1 U P X	C O Y

001CD40001	00JQIA

Proxy - The BlackRock Florida Investment Quality Municipal Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock New Jersey
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 1 1	1 U P X	C O Y

001CD40001	00JTFA

Proxy - The BlackRock New Jersey Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock New Jersey
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 1 2	1 U P X	C O Y

001CD40001	00JTGA

Proxy - The BlackRock New Jersey Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock New York
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 2 1	1 U P X	C O Y

001CD40001	00JTJA

Proxy - The BlackRock New York Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock New York
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 2 2	1 U P X	C O Y

001CD40001	00JTKA

Proxy - The BlackRock New York Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Income Opportunity Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 3 7 3 1	1 U P X	C O Y

001CD40001	00JT7A

Proxy - The BlackRock Income Opportunity Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Income Opportunity Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Insured
Municipal Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Stock

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 2 2 1	1 U P X	C O Y

001CD40001	00JSWA

Proxy - The BlackRock Insured Municipal Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Insured
Municipal Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Stock

A Proposal

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 2 2 2	1 U P X	C O Y

001CD40001	00JSXA

Proxy - The BlackRock Insured Municipal Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Stockholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Pennsylvania
Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 0 1	1 U P X	C O Y

001CD40001	00JPXA

Proxy - The BlackRock Pennsylvania Strategic Municipal Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Pennsylvania
Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A   Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 0 2	1 U P X	C O Y

001CD40001	00JPYA

Proxy - The BlackRock Pennsylvania Strategic Municipal Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 8 1	1 U P X	C O Y

001CD40001	00JQQA

Proxy - The BlackRock Strategic Municipal Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow thesimple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

The BlackRock Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A   Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 8 2	1 U P X	C O Y

001CD40001	00JQRA

Proxy - The BlackRock Strategic Municipal Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 0 1	1 U P X	C O Y

001CD40001	00JRHA

Proxy - BlackRock Florida Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 0 2	1 U P X	C O Y

001CD40001	00JRIA

Proxy - BlackRock Florida Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 9 1	1 U P X	C O Y

001CD40001	00JREA

Proxy - BlackRock Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 9 2	1 U P X	C O Y

001CD40001	00JRFA

Proxy - BlackRock Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 8 1	1 U P X	C O Y

001CD40001	00JRBA

Proxy - BlackRock California Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock California Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 8 2	1 U P X	C O Y

001CD40001	00JRCA

Proxy - BlackRock California Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New Jersey Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 1 1	1 U P X	C O Y

001CD40001	00JRKA

Proxy - BlackRock New Jersey Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New Jersey Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.

	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 1 2	1 U P X	C O Y

001CD40001	00JRLA

Proxy - BlackRock New Jersey Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 2 1	1 U P X	C O Y

001CD40001	00JRNA

Proxy - BlackRock New York Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 2 2	1 U P X	C O Y

001CD40001	00JROA

Proxy - BlackRock New York Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California
Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 3 1	1 U P X	C O Y

001CD40001	00JKQA

Proxy - BlackRock California Municipal 2018 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock California
Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A   Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 3 2	1 U P X	C O Y

001CD40001	00JKRA

Proxy - BlackRock California Municipal 2018 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 6 1	1 U P X	C O Y

001CD40001	00JR8A

Proxy - BlackRock Municipal 2018 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 6 2	1 U P X	C O Y

001CD40001	00JR9A

Proxy - BlackRock Municipal 2018 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 4 1	1 U P X	C O Y

001CD40001	00JR5A

Proxy - BlackRock New York Municipal 2018 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 4 2	1 U P X	C O Y

001CD40001	00JR6A

Proxy - BlackRock New York Municipal 2018 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Core Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 4 1	1 U P X	C O Y

001CD40001	00JLJA

Proxy - BlackRock Core Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Core Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Strategic Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 5 1	1 U P X	C O Y

001CD40001	00JQTA

Proxy - BlackRock Strategic Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 3 1	1 U P X	C O Y

001CD40001	00JSEA

Proxy - BlackRock Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 3 2	1 U P X	C O Y

001CD40001	00JSFA

Proxy - BlackRock Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 2 1	1 U P X	C O Y

001CD40001	00JSBA

Proxy - BlackRock California Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock California Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 2 2	1 U P X	C O Y

001CD40001	00JSDA

Proxy - BlackRock California Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 5 1	1 U P X	C O Y

001CD40001	00JSHA

Proxy - BlackRock Florida Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 5 2	1 U P X	C O Y

001CD40001	00JSIA

Proxy - BlackRock Florida Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Maryland Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 8 1	1 U P X	C O Y

001CD40001	00JSQA

Proxy - BlackRock Maryland Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Maryland Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 8 2	1 U P X	C O Y

001CD40001	00JSRA

Proxy - BlackRock Maryland Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New Jersey Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 6 1	1 U P X	C O Y

001CD40001	00JSKA

Proxy - BlackRock New Jersey Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New Jersey Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 6 2	1 U P X	C O Y

001CD40001	00JSLA

Proxy - BlackRock New Jersey Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 7 1	1 U P X	C O Y

001CD40001	00JSNA

Proxy - BlackRock New York Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 7 2	1 U P X	C O Y

001CD40001	00JSOA

Proxy - BlackRock New York Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Virginia Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 0 1	1 U P X	C O Y

001CD40001	00JSTA

Proxy - BlackRock Virginia Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Virginia Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 0 2	1 U P X	C O Y

001CD40001	00JSUA

Proxy - BlackRock Virginia Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 9 1	1 U P X	C O Y

001CD40001	00JS2A

Proxy - BlackRock Municipal Income Trust II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 9 2	1 U P X	C O Y

001CD40001	00JS3A

Proxy - BlackRock Municipal Income Trust II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 1 1	1 U P X	C O Y

001CD40001	00JS8A

Proxy - BlackRock California Municipal Income Trust II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock California
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 1 2	1 U P X	C O Y

001CD40001	00JS9A

Proxy - BlackRock California Municipal Income Trust II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 0 1	1 U P X	C O Y

001CD40001	00JS5A

Proxy - BlackRock New York Municipal Income Trust II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New York
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 0 2	1 U P X	C O Y

001CD40001	00JS6A

Proxy - BlackRock New York Municipal Income Trust II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 4 1	1 U P X	C O Y

001CD40001	00JRTA

Proxy - BlackRock Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 4 1	1 U P X	C O Y

001CD40001	00JRTA

Proxy - BlackRock Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 5 1	1 U P X	C O Y

001CD40001	00JRTA

Proxy - BlackRock California Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock California
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 5 2	1 U P X	C O Y

001CD40001	00JRUA

Proxy - BlackRock California Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 6 1	1 U P X	C O Y

001CD40001	00JRWA

Proxy - BlackRock Florida Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 6 2	1 U P X	C O Y

001CD40001	00JRXA

Proxy - BlackRock Florida Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 7 1	1 U P X	C O Y

001CD40001	00JRZA

Proxy - BlackRock New York Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock New York
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 7 2	1 U P X	C O Y

001CD40001	00JS0A

Proxy - BlackRock New York Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Preferred Opportunity Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 1 1	1 U P X	C O Y

001CD40001	00JOUB

Proxy - BlackRock Preferred Opportunity Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Preferred Opportunity Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A   Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 1 2	1 U P X	C O Y

001CD40001	00JLSB

Proxy - BlackRock Preferred Opportunity Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Limited Duration Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 4 1	1 U P X	C O Y

001CD40001	00JQOB

Proxy - BlackRock Limited Duration Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Limited Duration Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 2 1	1 U P X	C O Y

001CD40001	00JQZA

Proxy - BlackRock Municipal 2020 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 2 2	1 U P X	C O Y

001CD40001	00JR0A

Proxy - BlackRock Municipal 2020 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida
Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 3 1	1 U P X	C O Y

001CD40001	00JR2A

Proxy - BlackRock Florida Municipal 2020 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida
Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 3 2	1 U P X	C O Y

001CD40001	00JR3A

Proxy - BlackRock Florida Municipal 2020 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bdv		1-866-205-9017

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain	BLACKROCK
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	DIVIDEND ACHIEVERSTM TRUST

	For	Against	Abstain	COMMON SHARES
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK DIVIDEND ACHIEVERSTM TRUST P.O. BOX 11325 NEW YORK, N.Y. 10203-0325

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bdt		1-866-265-2402

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain	BLACKROCK
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	STRATEGIC DIVIDEND ACHIEVERSTM TRUST

	For	Against	Abstain	COMMON SHARES
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST P.O. BOX 11032 NEW YORK, N.Y. 10203-0032

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bqy		1-866-265-2371

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain	BLACKROCK S&P QUALITY RANKINGS
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	GLOBAL EQUITY MANAGED TRUST

	For	Against	Abstain	COMMON SHARES
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK S&P QUALITY RANKINGS
GLOBAL EQUITY MANAGED TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock S&P Quality Rankings Global Equity Managed Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST P.O. BOX 11066 NEW YORK, N.Y. 10203-0066

DO YOU HAVE ANY COMMENTS?

BlackRock Global Floating Rate Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 3 1	1 U P X	C O Y

001CD40001	00JRQA

Proxy - BlackRock Global Floating Rate Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Floating Rate Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING

BlackRock Global Floating Rate Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 3 2	1 U P X	C O Y

001CD40001	00JRRA

Proxy - BlackRock Global Floating Rate Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Global Floating Rate Income Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bgr		1-866-265-2401

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain	BLACKROCK
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	GLOBAL ENERGY AND RESOURCES TRUST

	For	Against	Abstain	COMMON SHARES
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Energy and Resources Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST P.O. BOX 11070 NEW YORK, N.Y. 10203-0070

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bme		1-866-809-5294

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposal
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	BLACKROCK HEALTH SCIENCES TRUST

COMMON SHARES

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK HEALTH SCIENCES TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Health Sciences Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK HEALTH SCIENCES TRUST P.O. BOX 11337 NEW YORK, N.Y. 10203-0337

DO YOU HAVE ANY COMMENTS?

BlackRock High Income Shares

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 7 1	1 U P X	C O Y

001CD40001	00JQXA

Proxy - BlackRock High Income Shares

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock High Income Shares (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/boe		1-866-809-5291

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposal
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain	BLACKROCK GLOBAL
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	OPPORTUNITIES EQUITY TRUST

COMMON SHARES

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK GLOBAL
OPPORTUNITIES EQUITY TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Opportunities Equity Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST P.O. BOX 11330 NEW YORK, N.Y. 10203-0330

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bdj		1-866-809-5292

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain	BLACKROCK ENHANCED
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	DIVIDEND ACHIEVERSTM TRUST

	For	Against	Abstain	COMMON SHARES
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK ENHANCED
DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Enhanced Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK ENHANCED DIVIDEND ACHIEVERSTM TRUST P.O. BOX 11327 NEW YORK, N.Y. 10203-0327

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bwc		1-866-809-5296

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before August 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on August 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
	the Proxy Card Promptly	x
	Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

A Proposals
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]	BLACKROCK WORLD INVESTMENT TRUST

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]	COMMON SHARES

				To change your address, please mark this box.	[ ]

				To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK WORLD INVESTMENT TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock World Investment Trust (the “Trust”) held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK WORLD INVESTMENT TRUST P.O. BOX 11319 NEW YORK, N.Y. 10203-0319

DO YOU HAVE ANY COMMENTS?

BlackRock Long-Term
Municipal Advantage Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposals	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

	For	Against	Abstain
2. To approve a new investment sub-advisory agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 6 1	1 U P X	C O Y

001CD40001	00JQVA

Proxy - BlackRock Long-Term Municipal Advantage Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Long-Term Municipal Advantage Trust (the "Trust") held of record by the undersigned on June 5, 2006 at the Special Meeting of Shareholders of the Trust to be held on August 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 23, 2006.
THANK YOU FOR VOTING